                                                                  EXHIBIT (4)(c)

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                              EASTMAN KODAK COMPANY

                                       TO

                              THE BANK OF NEW YORK
                                               Trustee

                                   ----------

                          SECOND SUPPLEMENTAL INDENTURE
                         Dated as of September 20, 1991

                                       To

                                    INDENTURE
                           Dated as of January 1, 1988

                                   ----------

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                                TABLE OF CONTENTS
                           ___________________________
                                                                           Page
                                                                           ----
                                   ARTICLE ONE

                                   DEFINITIONS

SECTION 101    Definitions....................................................2
SECTION 102    Other Definitions..............................................6

                                   ARTICLE TWO

                            THE SERIES OF SECURITIES

SECTION 201    Title and Terms................................................7
SECTION 202    Form of Debentures and Global Securities.......................9
SECTION 203    Remedies.......................................................9
SECTION 204    Satisfaction and Discharge....................................11
SECTION 205    Consolidation, Merger, Conveyance, Transfer or Lease..........11
SECTION 206    Supplemental Indentures.......................................12
SECTION 207    Other Provisions..............................................13
SECTION 208    Global Securities.............................................15

                                  ARTICLE THREE

                            REDEMPTION OF DEBENTURES

SECTION 301    Right to Redeem; Notice to Trustee............................16
SECTION 302    Selection of Debentures to be Redeemed........................17
SECTION 303    Notice of Redemption..........................................17
SECTION 304    Effect of Notice of Redemption................................18
SECTION 305    Deposit of Redemption Price...................................19
SECTION 306    Debentures Redeemed in Part...................................19
SECTION 307    Exchange Arrangement on Call for Redemption...................19

                                  ARTICLE FOUR

                       REPURCHASE AT THE OPTION OF HOLDERS

SECTION 401    Purchase of Debentures at the Option of the Holder.............20
SECTION 402    Effect of Purchase Notice......................................26

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Note: This Table of Contents shall not, for any purpose, be deemed to be a part of the Second Supplemental Indenture.

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                                                                            Page
                                                                            ----
SECTION 403    Deposit of Purchase Price......................................28
SECTION 404    Debentures Purchased in Part...................................28
SECTION 405    Repayment to the Company.......................................29

                                  ARTICLE FIVE

                             EXCHANGE OF DEBENTURES

SECTION 501    Right of Exchange..............................................29
SECTION 502    Method of Exchange.............................................30
SECTION 503    Fractional Interest............................................32
SECTION 504    Adjustment of Exchange Rate....................................33
SECTION 505    Certain Tender or Exchange Offers for Exchange Securities......38
SECTION 506    Investment of Cash Proceeds....................................41
SECTION 507    Escrow Agreement...............................................41
SECTION 508    Notice of Certain Events.......................................43
SECTION 509    Covenant by the Company........................................44
SECTION 510    Taxes..........................................................44
SECTION 511    Shares Free and Clear..........................................45
SECTION 512    Cancellation of Debentures.....................................45
SECTION 513    Consolidation, Etc. of Sun and the Company.....................45
SECTION 514    Exchange Subject to Applicable Law.............................46

                                   ARTICLE SIX

                                  MISCELLANEOUS

SECTION 601    Miscellanous...................................................47

EXHIBIT A      Form of Debenture

EXHIBIT B      Form of Global Security

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Note: This Table of Contents shall not, for any purpose, be deemed to be a part of the Second Supplemental Indenture.

            SECOND SUPPLEMENTAL INDENTURE, dated as of September 20, 1991, between EASTMAN KODAK COMPANY, a corporation duly organized and existing under the laws of the State of New Jersey (the "Company"), having its principal offices at 343 State Street, Rochester, New York 14650, and THE BANK OF NEW YORK, a corporation duly organized and existing under the laws of the State of New York, as Trustee (the "Trustee").

            WHEREAS, the Company has heretofore executed and delivered to the Trustee an Indenture, dated as of January 1, 1988, as supplemented by First Supplemental Indenture thereto, dated as of September 6, 1991 (as so supplemented, the "Basic Indenture"), providing for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein and therein called the "Securities"), to be issued in one or more series as the Indenture provided;

            WHEREAS, Section 201 of the Basic Indenture permits the form of the Securities of any series to be established pursuant to an indenture supplemental to the Indenture;

            WHEREAS, Section 301 of the Basic Indenture permits the terms of the Securities of any series to be established in an indenture supplemental to the Indenture;

            WHEREAS, Section 901(9) of the Basic Indenture provides that, without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental to the Indenture for the purpose of curing any ambiguity, correcting or supplementing any provision in the Indenture which may be inconsistent with any other provision therein, or making any other provisions with respect to matters or questions arising under the Indenture, provided such action shall not adversely affect the interests of the Holders of Securities of any series in any material respect;

            WHEREAS, the Company, pursuant to the foregoing authority, proposes in and by this Second Supplemental Indenture to establish the terms and form of the Securities of a new series and to amend and supplement the Indenture in certain respects with respect to the Securities of such series; and

            WHEREAS, all things necessary to make this Second Supplemental Indenture a valid agreement of the Company, and a valid amendment of and supplement to the Indenture, have been done.

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            NOW, THEREFORE, THIS SECOND SUPPLEMENTAL INDENTURE WITNESSETH:

            For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities of the series to be created hereby, as follows:

                                   ARTICLE ONE

                                   DEFINITIONS

SECTION 101.      Definitions

            (a)   For all purposes of this Second Supplemental Indenture:

            (1) Capitalized terms used herein without definition shall have the meaning specified in the Indenture;

            (2) All references herein to Articles and Sections, unless otherwise specified, refer to the corresponding Articles and Sections of this Second Supplemental Indenture; and

            (3) The terms "hereof", "herein" "hereby", "hereto", "hereunder" and "herewith" refer to this Second Supplemental Indenture.

            (b) For all purposes of this Second Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise requires:

            "Capital Stock" of any corporation or other entity means any and all shares, interests, rights to purchase, warrants, options, participation or other equivalents of or interests in (however designated) stock issued by that corporation or other entity.

            "Common Stock" means a class of capital stock of any Issuer that has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of such Issuer and which is not subject to redemption by such Issuer.

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            "Company Common Stock" means the common stock, par value $2.50 per share, of the Company as it exists on the date of this Second Supplemental Indenture or any other shares of Capital Stock of the Company into which the Common Stock shall be reclassified or changed.

            "Escrow Agent" means The First National Bank of Boston, as escrow agent under the Escrow Agreement, and shall also include any successor as Escrow Agent thereunder pursuant to the provisions thereof.

            "Escrow Agreement" means the Escrow Agreement, dated as of September 20, 1991, between the Company and the Escrow Agent entered into pursuant to the provisions of Section 507 hereof, as the same may be supplemented or amended from time to time.

            "Exchange Property" means any Exchange Security and any cash or other property that is apportioned thereto, or otherwise deliverable upon the surrender of Debentures for exchange, in accordance with the provisions of Article Five hereof.

            "Exchange Security" means any security, including Sun Common Stock, deliverable upon the surrender of the Debentures for exchange in accordance with the provisions of Article Five hereof.

            "Investment Bankers' Certificate" means a certificate or opinion in writing, signed by an independent investment banking firm, which may be regularly employed by the Company and which is reasonably satisfactory to the Trustee.

            "Issue Date" of any Debenture means the date on which the Debenture was originally issued or deemed issued as set forth on the face of the Debenture.

            "Issue Price" of any Debenture means, in connection with the original issuance of such Debenture, the initial issue price at which the Debenture is sold as set forth on the face of the Debenture.

            "Issuer" means any issuer, from time to time, of an Exchange
Security.

            "Market Price" means the average of the Sale Prices of the Sun Common Stock (or any other Exchange Securities) for the five Business Day period ending on the third Business Day prior to the Purchase Date.

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            "Non-Equity Security" means any security or property which is not
(i) Common Stock or (ii) a security convertible into Common Stock or participating without limitation in earnings and dividends in parity with Common Stock or (iii) a warrant or option to purchase Common Stock.

            "Original Issue Discount" of any Debenture means the difference between the Issue Price and the principal amount at Stated Maturity of the Debenture as provided in Section 201 hereof.

            "Permitted Investments" means investments in (i) obligations issued or guaranteed by the United States Government or any agency thereof, for which the full faith and credit of the United States are pledged, (ii) certificates of deposit and fixed time deposits from any bank or trust company organized under the laws of the United States of America or any state thereof, having a capital, surplus and undivided profits of not less than $500,000,000, (iii) commercial paper issued by corporations and given a rating of P-1 or A-1 or better (or a comparable rating if such rating system is changed), by Moody's Investors Service, Inc. or Standard & Poor's Corporation, respectively, or their successors or a similar rating agency service substituted therefor, or (iv) securities of a state, county, city, town, village, tax district or other civil division of a state of the United States which securities are direct and general obligations for which the full faith and credit of the issuing entity are pledged and which securities are given one of the top three ratings by two or more standard rating services recognized as such by the financial community.

            "Predecessor Debenture" of any particular Debenture means every previous Debenture evidencing all or a portion of the same debt as that evidenced by such particular Debenture; and, for the purposes of this definition, any Debenture authenticated and delivered under Section 306 of the Basic Indenture in exchange for or in lieu of a mutilated, destroyed, lost or stolen Debenture shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Debenture.

            "Sale Price" means (i) with respect to the Sun Common Stock (or any other Exchange Security), for any given day, the closing sale price (or, if no closing sale price is reported, the average of the bid and asked prices or, if more than one bid or asked price, the average of the average bid and average asked prices) on such day of the Sun Common Stock (or other Exchange Security), reported on the New York Stock Exchange Composite Tape or, in the event the Sun

Common Stock (or other Exchange Security) is not listed on the New York Stock Exchange, such other national or regional securities exchange upon which the Sun Common Stock (or other Exchange Security) is listed and principally traded, or, in the event the Sun Common Stock (or other Exchange Security) is not listed on a national or regional securities exchange, as reported by the National Association of Securities Dealers Automated Quotation System, or, if no such price is available, the market value of the Sun Common Stock (or other Exchange Security) on such day determined in such manner as shall be satisfactory to the Company, which shall be entitled to rely for such purpose on the advice of any firm of investment bankers or securities dealers having familiarity with the Sun Common Stock (or other Exchange Security), and (ii) with respect to any other Exchange Property, for any given day, the market value of such Exchange Property on such day determined in such manner as shall be satisfactory to the Company, which shall be entitled to rely for such purpose on the advice of any independent professional advisor having familiarity with such Exchange Property. Notwithstanding the foregoing, the Sale Price shall be adjusted to reflect the occurrence of any of the events specified in Section 504 hereof that has resulted in an adjustment of the Exchange Rate if the Sale Price as calculated above has not been appropriately adjusted to reflect the occurrence of such event.

            "Sun" means Sun Microsystems, Inc., a Delaware corporation and, upon the exchange or substitution of Common Stock of any Issuer for all shares of Sun Common Stock, shall mean the Issuer of such Common Stock.

            "Sun Common Stock" means the common stock of Sun of the class authorized and designated as common stock, par value $0.00067 per share, at the date of this Second Supplemental Indenture, held by the Escrow Agent under the Escrow Agreement, or the Common Stock of any Issuer so held by the Escrow Agent that is issued in exchange or substitution for all outstanding shares of such Common Stock, as such shares of Common Stock may be changed or reclassified from time to time by any combination, subdivision or reclassification thereof to which Section 504 hereof applies.

            "Trading Day" means each day on which the securities exchange or quotation system that would be used to determine the Sale Price is open for trading or quotation.

            (c) For all purposes of this Second Supplemental Indenture and the Basic Indenture, when used with respect to the Debentures and except as otherwise expressly provided or unless the context otherwise requires:

            "Business Day" has the meaning assigned thereto in the Basic Indenture; provided, however, that, when such term is used with respect to any exchange of Debentures pursuant to Article Five hereof, such term means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the Borough of Manhattan, The City of New York are authorized or obligated by law to close.

            "Global Security" means a Global Security (defined in the Basic Indenture) evidencing all or a part of the Debentures.

            "Outstanding" has the meaning assigned thereto in the Basic Indenture, subject to Sections 207 and 502(b) of this Second Supplemental Indenture.

            "Principal" or "principal amount" of a Debenture means the principal amount at Stated Maturity as set forth on the face of the Debenture; and, for the purpose of this Second Supplemental Indenture and the Basic Indenture, the Purchase Price, the Issue Price or any accrued Original Issue Discount shall be deemed a portion of such principal or principal amount of the Debenture.

            "Redemption Date" or "redemption date", when used with respect to any Debenture to be redeemed, means the date fixed for such redemption by or pursuant to this Second Supplemental Indenture.

            "Redemption Price" or "redemption price", when used with respect to any Debenture to be redeemed, means the price at which it is to be redeemed pursuant to this Second Supplemental Indenture.

SECTION 102.      Other Definitions

                                                                      Defined in
Term                                                                   Section
----                                                                  ----------
"cash"...............................................................    401
"Cash Exchange Price"................................................    501
"Company Exchange Notice"............................................    502
"Company Notice".....................................................    401
"Debentures".........................................................    201
"Exchange Date"......................................................    502
"Exchange Rate"......................................................    501
"Notice Date"........................................................    401

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"Notice of Tender"...................................................    505
"Notice of Withdrawal"...............................................    505
"Offer"..............................................................    505
"Participant"........................................................    208
"Purchase Date"......................................................    401
"Purchase Notice"....................................................    401
"Purchase Price".....................................................    401
"Rule 144A Information"..............................................    207
"Securities Act".....................................................    207
"Suspension Date"....................................................    505
"Suspension Exchange Date"...........................................    505

                                   ARTICLE TWO

                            THE SERIES OF SECURITIES

SECTION 201.      Title and Terms

            There shall be a series of Securities designated the "Zero Coupon Exchangeable Senior Debentures due 2006" of the Company (the "Debentures").

            The aggregate principal amount at Stated Maturity of Debentures which may be authenticated and delivered under this Second Supplemental Indenture is limited to $256,365,000 (except for Debentures authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 304, 305, 306, 906 or 1107 of the Basic Indenture or Section 502 of this Second Supplemental Indenture).

            The Stated Maturity of the Debentures shall be September 20, 2006. There will be no periodic interest payment on the Debentures.

            The principal of and interest on the Debentures shall be payable at the office or agency of the Company in The Borough of Manhattan, The City of New York, maintained for such purpose and at any other office or agency maintained by the Company for such purpose.

            The Debentures may be redeemed, in whole or in part, at the option of the Company in accordance with the provisions of Article Three of this Second Supplemental Indenture. As contemplated by Section 1101 of the Basic Indenture, the terms of redemption of the Debentures shall be as set forth in the Debentures and this Second Supplemental Indenture. Any terms of Article Eleven of the Basic Indenture that are inconsistent with the terms of the

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Debentures or this Second Supplemental Indenture shall be inapplicable to the
Debentures.

            The Debentures are not subject to a sinking fund.

            The Debentures shall be purchased by the Company at the option of the Holders thereof in accordance with the provisions of Article Four of this Second Supplemental Indenture.

            The Debentures shall be issued in denominations of $1,000 principal amount at Stated Maturity and any integral multiple thereof.

            The Debentures shall have an Issue Price of $427.27 per $1,000 principal amount at Stated Maturity of Debentures, which represents an Original Issue Discount of $572.73 per $1,000 principal amount at Stated Maturity of Debentures.

            Original Issue Discount, in the period during which a Debenture remains Outstanding, shall accrue at 5.75% per annum, on a semiannual bond equivalent basis using a 360-day year consisting of twelve 30-day months, commencing on the Issue Date of the Debenture. For federal income tax purposes, original issue discount will accrue as described in the legend on the face of the Debenture referring to Sections 1273 and 1275 of the Internal Revenue Code.

            The Debentures shall be exchangeable at the option of the Holders thereof in accordance with the provisions of Article Five of this Second Supplemental Indenture.

            The portion of the principal amount of the Debentures which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to
Section 502 of the Basic Indenture shall be limited to the Issue Price plus accrued Original Issue Discount to the date of such declaration.

            The Debentures may be issued in the form of one or more Global Securities in accordance with Section 208 hereof and other provisions of the Indenture. The Depositary for such Global Securities shall initially be The Depository Trust Company.

SECTION 202.      Form of Debentures and Global Securities

            The Debentures shall be in substantially the form set forth in Exhibit A hereto.

            The Global Securities shall be in substantially the form set forth in Exhibit B hereto.

SECTION 203.      Remedies

            (a) In addition to the Events of Default set forth in Section 501 of the Basic Indenture, the following event (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall constitute an Event of Default with respect to the Debentures:

            "default in the performance, or breach, of any covenant or warranty of the Company in the Escrow Agreement, and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 10% in principal amount of the Outstanding Debentures a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder."

            (b) Upon receipt by the Trustee of any written notice from a Holder (or a duly designated proxy of a Holder) stating that a default with respect to the Debentures under Section 501 of the Basic Indenture or Section 203(a) hereof has occurred and requiring that the Company remedy the same at any time when a Global Security is outstanding, a record date shall be established for determining Holders of Outstanding Debentures entitled to join in such notice, which record date shall be at the close of business on the day the Trustee receives such notice. The Holders on such record date, or their duly designated proxies, shall be entitled to join in such notice, whether or not such Holders remain Holders after such record date, and no Person who becomes a Holder after such record date (nor any Proxy designated by such a Person) shall be entitled to join in such notice in respect of such Debentures. Notwithstanding the foregoing, unless Holders of at least 10% or 25%, as applicable, in principal amount at Stated Maturity of the Outstanding Debentures, or their proxies shall have joined in such notice prior to the day

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which is 90 days after such record date, the written notice from a Holder (or a duly designated proxy of a Holder) received by the Trustee stating that a default has occurred and requiring that the Company remedy the same shall automatically and without further action by any Holder be canceled and of no further effect. Nothing in this paragraph shall prevent the Holder of a Debenture, or a proxy of such a Holder, from giving, after expiration of the applicable 90-day period, a new notice identical to a notice which has been canceled pursuant to the preceding sentence, in which event a new record date shall be established with respect to the Holders of Debentures pursuant to the provisions of this Section 203(b).

            (c) Upon receipt by the Trustee of any written notice from a Holder (or a duly designated proxy of a Holder) declaring an acceleration, or rescission and annulment thereof pursuant to Section 502 of the Basic Indenture, with respect to the Debentures at any time when a Global Security is Outstanding, a record date shall be established for determining Holders of Outstanding Debentures entitled to join in such notice, which record date shall be at the close of business on the day the Trustee receives such notice. The Holders on such record date, or their duly designated proxies, shall be entitled to join in such notice, whether or not such Holders remain Holders after such record date, and no Person who becomes a Holder after such record date (nor any proxy designated by such a Person) shall be entitled to join in such notice in respect of such Debentures. Notwithstanding the foregoing, unless (i) any such declaration of acceleration shall have become effective by virtue of the Holders of not less than 25% in principal amount at Stated Maturity of the Outstanding Debentures having joined in such notice prior to the day which is 90 days after such record date, or (ii) any such declaration of rescission and annulment shall have become effective by virtue of the Holders of a majority in principal amount at Stated Maturity of the Outstanding Debentures having joined in such notice prior to the day which is 90 days after such record date, such notice of declaration of acceleration, or rescission and annulment, as the case may be, shall automatically and without further action by any Holder be canceled and of no further effect. Nothing in this paragraph shall prevent the Holder of a Debenture, or a proxy of such a Holder, from giving, after expiration of such 90-day period, a new written notice of declaration of acceleration, or rescission and annulment thereof, as the case may be, that is identical to a written notice which has been canceled pursuant to the preceding sentence, in which event a new record date shall be established with respect to the Holders of Debentures pursuant to the provisions of this Section 203(c).

            (d) Upon receipt by the Trustee of any written notice from a Holder (or a duly designated proxy of a Holder) directing the time, method or place of conducting any proceeding or exercising any trust or power pursuant to
Section 512 of the Basic Indenture with respect to the Debentures at any time when a Global Security is Outstanding, a record date shall be established for determining Holders of Outstanding Debentures entitled to join in such notice, which record date shall be at the close of business on the day the Trustee receives such notice. The Holders on such record date, or their duly designated proxies, shall be entitled to join in such notice, whether or not such Holders remain Holders after such record date, and no Person who becomes a Holder after such record date (nor any proxy designated by such a Person) shall be entitled to join in such notice in respect of such Debentures. Notwithstanding the foregoing, unless the Holders of a majority in principal amount at Stated Maturity of the Outstanding Debentures shall have joined in such notice prior to the day which is 90 days after such record date, such notice shall automatically and without further action by any Holder be canceled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90-day period, a new notice identical to a notice which has been canceled pursuant to the preceding sentence, in which event a new record date shall be established with respect to the Holders of Debentures pursuant to the provisions of this Section 203(d).

SECTION 204.      Satisfaction and Discharge

            The provisions of Section 403 of the Indenture shall not be applicable to the Debentures.

SECTION 205.      Consolidation, Merger, Conveyance, Transfer or Lease

            With respect to the Debentures, paragraph (1) of Section 801 of the Indenture shall be amended to read in its entirety as follows:

            "(1) in case the Company shall consolidate with or merge into another corporation or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed and shall expressly assume, by agreement executed and delivered to the Escrow Agent, the obligations of the Company under the Escrow Agreement."

SECTION 206.      Supplemental Indentures

            (a) With respect to the Debentures, no supplemental indenture shall, without the consent of the Holder of each Outstanding Debenture affected thereby,

            (1) adversely affect the right to exchange any Debenture for Exchange Property as provided in Article Five of this Second Supplemental Indenture;

            (2) modify the provisions of Section 207(b) of this Second Supplemental Indenture in a manner adverse to the Holders; or

            (3) modify the provisions of Article Four of this Second Supplemental Indenture in a manner adverse to the Holders.

            (b) The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any supplemental indenture pursuant to Section 902 of the Basic Indenture. If a record date is fixed, the Holders on such record date, or their duly designated proxies, shall be entitled to consent by written consent to such supplemental indenture, whether or not such Holders remain Holders after such record date and no Person who becomes a Holder after such record date (nor any proxy designated by such a Person) shall be entitled to consent by written consent to any such supplemental indenture with respect to the Debentures. Notwithstanding the foregoing, unless the Holders of not less than 66 2/3% in principal amount at Stated Maturity of the Outstanding Debentures shall have consented by written consent to such supplemental indenture prior to the date which is 90 days after such record date, any such consent previously given shall automatically and without further action by any Holder be canceled and of no further effect.

SECTION 207.      Other Provisions

            (a) If the Trustee or any Paying Agent other than the Company holds (or if the Company sets aside and segregates), in accordance with this Second Supplemental Indenture and the Basic Indenture, on the Business Day following a Purchase Date, money or securities, if permitted hereunder, sufficient to pay Debentures required to be purchased on that date, then on and after that date such Debentures shall cease to be Outstanding.

            If a Debenture is exchanged in accordance with Article Five hereof, then from and after the Exchange Date such Debenture shall cease to be Outstanding.

            (b) At any time when the Company is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, upon the request of a Holder of a Debenture, the Company will promptly furnish or cause to be furnished Rule 144A Information (as defined below) to such Holder or to a prospective purchaser of such Debenture designated by such Holder, as the case may be, in order to permit compliance by such Holder with Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") (or any successor provision thereto) in connection with the resale of such Debenture by such Holder; provided, however, that the Company shall not be required to furnish such information in connection with any request made on or after the date which is three years from the later of (i) the date such Debenture (or any Predecessor Debenture) was acquired from the Company or (ii) the date such Debenture (or any Predecessor Debenture) was last acquired from an "affiliate" of the Company within the meaning of Rule 144 under the Securities Act (or any successor provision thereto); and provided, further, that the Company shall not be required to furnish such information at any time to a prospective purchaser located outside the United States who is not a "U.S. Person" within the meaning of Regulation S under the Securities Act if such Debenture may then be sold to such prospective purchaser in accordance with Rule 904 under the Securities Act (or any successor provision thereto). "Rule 144A Information" shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto).

            (c) The restrictions on transfer provided in the legend required to be set forth on the face of each Debenture pursuant to Exhibit A hereto shall cease and terminate on September 20, 1994 or (if earlier) if and when such Debenture has been sold pursuant to an effective registration statement under the Securities Act. Any Debenture as to which such restrictions on transfer shall have expired or terminated may, upon surrender of such Debenture for exchange to the Trustee in accordance with the provisions of Section 305 of the Basic Indenture, be exchanged for a new Debenture, of like tenor and aggregate principal amount, which shall bear only the fourth paragraph of the legends required to be set forth on the face of each Debenture pursuant to Exhibit A hereto. The Company shall inform the Trustee of the effective date of any registration statement registering the Debentures under the Securities Act. The Trustee shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the aforementioned registration statement.

            On or after September 20, 1994, or at such earlier time as a registration statement under the Securities Act covering the Debentures shall be effective, the Depositary may surrender the Global Securities for exchange to the Trustee in accordance with the provisions of Section 305 of the Basic Indenture, and the Global Securities shall thereupon be exchanged for new Global Securities, of like tenor and aggregate principal amount, which shall bear only the fourth through seventh paragraphs of the legends required to be set forth on the face of the Global Securities pursuant to Exhibit B hereto. In the event that the Global Securities shall be exchanged for Debentures registered in the names of Persons other than the Depositary or its nominee on or after September 20, 1994, or at such earlier time as a registration statement under the Securities Act covering the Debentures shall be effective, the Debentures issued upon any such exchange shall bear only the fourth paragraph of the legends required to be set forth on the face of the Debentures pursuant to Exhibit A hereto.

            Prior to three years from September 20, 1991, the Company will not, and will not permit any of its "affiliates" (as defined in Rule 144 under the Securities Act) to, resell any of the Debentures which constitute "restricted securities" under Rule 144 that have been reacquired by any of them.

            (d) The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to waive any term, provision or condition pursuant to Section 1008 of the Basic Indenture. If a record date is fixed, the Holders on such record date, or their duly designated proxies, shall be entitled to waive any such term, provision or condition thereunder, whether or not such Holders remain Holders after such record date and no Person who becomes a Holder after such record date (nor any proxy designated by such a Person) shall be entitled to waive any such term, provision or condition hereunder in respect of the Debentures. Notwithstanding the foregoing, unless the Holders of at least 66 2/3% in principal amount at Stated Maturity of the Outstanding Debentures shall have waived such term, provision or condition prior to the date which is 90 days after such record date, any such waiver previously given shall automatically and without further action by any Holder be canceled and of no further effect.

SECTION 208.      Global Securities

            Debentures may be transferred at the option of the Holder thereof to the Depositary for credit to the account of any Person or Persons that have accounts pursuant to a contractual arrangement with the Depositary or its nominee (each a "Participant") at any time after the issuance of the Global Securities. Thereafter, the Depositary or its nominee shall be the Holders of the Global Securities evidencing any Debentures so transferred, and a Participant's beneficial ownership of any such Debentures will be shown on, and the transfer of such ownership interests shall be effected only through, records maintained by the Depositary or its nominee.

            The Global Securities may be exchanged at the option of beneficial owners of the Debentures for Debentures in definitive form registered in the names of Persons other than the Depositary or its nominee. Upon such exchange, the Company shall execute and the Trustee shall authenticate and deliver to the Person specified by the Depositary a new Debenture or Debentures registered in such names and in such authorized dominations as the Depositary, pursuant to the instruction of the beneficial owner of the Debentures requesting the exchange, shall instruct the Trustee. Thereupon, the beneficial ownership of such Debentures shown on the records maintained by the Depositary or its nominee shall be reduced by the amounts so exchanged and an appropriate endorsement shall be made by or on behalf of the Trustee on the Global Securities. The tenth and eleventh paragraphs of Section 305 of the Basic Indenture, to the extent inconsistent with the provisions of this Second Supplemental Indenture, shall be inapplicable to the Debentures.

            Except as otherwise set forth in the Indenture or the Global Securities, owners of beneficial interests in the Debentures evidenced by the Global Securities will not be entitled to any rights under the Indenture with respect to the Global Securities, and the Depositary may be treated by the Company, the Trustee, and any agent of the Company or the Trustee as the owner of the Global Securities for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee, or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by the Depositary or its nominee or impair, as between the Depositary or its nominee and such owners of beneficial interests, the operation of customary practices governing the exercise of the rights of the Depositary or its nominee as Holder of any Debenture.

            The Depositary shall be a clearing agency registered under the Securities Exchange Act of 1934. Initially, the Global Securities shall be issued to the Depositary, registered in the name of Cede & Co., as the nominee of the Depositary, and deposited with the Trustee, as custodian for Cede & Co.

                                  ARTICLE THREE

                            REDEMPTION OF DEBENTURES

SECTION 301.      Right to Redeem; Notice to Trustee

            The Company, at its option, may redeem as a whole or from time to time in part, the Debentures at the Redemption Prices specified in and in accordance with the provisions of paragraphs 2 and 4 of the Debentures.

            If the Company elects to redeem Debentures pursuant to paragraph 2 of the Debentures, it shall notify the Trustee in writing of the Redemption Date, the principal amount of the Debentures to be redeemed and the Redemption Price.

            The Company shall give the notice to the Trustee provided for in this Section 301 at least 60 days before the Redemption Date (unless a shorter notice shall be satisfactory to the Trustee). If fewer than all the Debentures are to be redeemed, the record date relating to such redemption shall be selected by the Company and given to the Trustee, which record date shall be not less than 10 days after the date of notice to the Trustee.

SECTION 302.      Selection of Debentures to be Redeemed

            If fewer than all the Debentures are to be redeemed, the Trustee shall select the Debentures to be redeemed pro rata or by lot or by a method the Trustee considers fair and appropriate. The Trustee shall make the selection from outstanding Debentures not previously called for redemption. The Trustee may select for redemption portions of the principal of Debentures that have denominations larger than $1,000. Debentures and portions of those that the Trustee selects shall be in principal amounts at Stated Maturity of $1,000 or an integral multiple of $1,000. Provisions of this Second Supplemental Indenture that apply to Debentures called for redemption also apply to portions of Debentures called for redemption. The Trustee shall notify the Company promptly of the Debentures or portions of Debentures to be redeemed.

            If any Debenture selected for partial redemption is thereafter exchanged in part for Exchange Property pursuant to Article Five hereof, the exchanged portion of such Debenture shall be deemed (so far as may be) to be the portion selected for redemption. Debentures which have been exchanged after notice of redemption has been given by the Company may be treated by the Trustee as Outstanding for the purpose of such selection.

SECTION 303.      Notice of Redemption

            At least 30 days but not more than 60 days before a Redemption Date, the Company shall mail a notice of redemption by first-class mail, postage prepaid, to each Holder of Debentures to be redeemed.

            The notice shall identify the Debentures to be redeemed (including the CUSIP number of the Debentures) and shall state:

            (1)   the Redemption Date;

            (2)   the Redemption Price;

            (3)   the name and address of the Paying Agent and the Escrow Agent;

            (4) that Debentures called for redemption may be exchanged for Exchange Securities or other Exchange Property at any time before the close of business on the Redemption Date, and that Debentures may be so exchanged after the Redemption Date only in the event that the Company defaults in making the redemption payment;

            (5) that Holders who wish to exchange Debentures for Exchange Securities or other Exchange Property must satisfy the requirements of paragraph 5 of the Debentures;

            (6) the name of the Issuer of the Exchange Securities, the current Exchange Rate at which Debentures may be exchanged for Exchange Securities or other Exchange Property and the date upon which the right to exchange such Debentures shall expire and shall also state that gain or loss for Federal income tax purposes may be realized upon the exchange;

            (7) that Debentures called for redemption must be surrendered to the Paying Agent to collect the Redemption Price;

            (8) if fewer than all the Outstanding Debentures are to be redeemed, the identification and principal amounts of the particular Debentures to be redeemed; and

            (9) that, unless the Company defaults in making such redemption payment, Original Issue Discount on Debentures called for redemption ceases to accrue on and after the Redemption Date.

            At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense.

            If the redemption occurs prior to September 20, 1993, the Company shall, prior to mailing the foregoing notice, deliver to the Trustee an Officers' Certificate stating that the restrictions on such redemption contained in paragraph 2 of the Debentures have been complied with; provided, however, that the Sale Price as stated in paragraph 2 of the Debentures shall be adjusted, if appropriate, to reflect the occurrence of certain events which would result in an adjustment of the Exchange Rate in accordance with Article Five of this Second Supplemental Indenture.

SECTION 304.      Effect of Notice of Redemption

            Once notice of redemption is mailed, Debentures called for redemption become due and payable on the Redemption Date and at the Redemption Price stated in the notice except for Debentures (A) that are exchanged in accordance with the terms of Article Five of this Second Supplemental Indenture or (B) as to which the Holder has, on or prior to the Redemption Date, delivered a Purchase Notice to the Paying Agent in accordance with Section 401 of this Second Supplemental Indenture (which has not been withdrawn). Upon surrender to the Paying Agent, such Debentures shall be paid at the Redemption Price stated in the notice.

SECTION 305.      Deposit of Redemption Price

            Prior to or on the Redemption Date, the Company shall deposit with the Paying Agent (or if the Company is acting as its own Paying Agent, shall segregate and hold in trust as provided in Section 1003 of the Basic Indenture) money sufficient to pay the Redemption Price of all Debentures to be redeemed on that date other than Securities or portions of Debentures called for redemption that prior thereto have been delivered by the Company to the Trustee for cancellation or purchase or have been exchanged. The Paying Agent shall immediately return to the Company any money not required for that purpose. If such money is then held by the Company in trust and is not required for such purpose it shall be discharged from such trust.

SECTION 306.      Debentures Redeemed in Part

            Upon surrender of a Debenture that is redeemed in part, the Company shall execute and the Trustee shall authenticate for the Holder a new Debenture equal in principal amount at Stated Maturity to the unredeemed portion of the Debenture surrendered.

SECTION 307.      Exchange Arrangement on Call for Redemption

            In connection with any redemption of Debentures, the Company may arrange for the purchase and exchange for Exchange Securities or other Exchange Property pursuant to Article Five of this Second Supplemental Indenture of any Debentures by an agreement with one or more investment bankers or other purchasers to purchase Debentures called for redemption by paying to Holders thereof, or to the Trustee in trust for such Holders, on or before the close of business on the Redemption Date, an amount not less than the Redemption Price. Notwithstanding anything to the contrary contained in this Article Three, the obligation of the Company to pay the Redemption Price of such Debentures shall be deemed to be satisfied and discharged to the extent such amount is so paid by such purchasers. If such an agreement is entered into, any Debenture to be purchased pursuant to such agreement that is not duly surrendered by the Holder thereof on the Redemption Date may, at the option of the

Company, be deemed, to the fullest extent permitted by law, to be not redeemed and paid, but acquired by such purchasers from such Holder and (notwithstanding anything to the contrary contained in Article Five hereof) surrendered by such purchasers for exchange, all as of immediately prior to the close of business on the Redemption Date, subject to payment of the above amount as aforesaid. In the event that Debentures subject to such agreement are surrendered for exchange for Exchange Securities and other Exchange Property by Holders thereof (other than by such purchasers) on or before the close of business on the Redemption Date, the amounts so paid to the Trustee in trust for the Holders of the Debentures so surrendered for exchange shall be returned to such purchasers.

                                  ARTICLE FOUR

                       REPURCHASE AT THE OPTION OF HOLDERS

SECTION 401.      Purchase of Debentures at the Option of the Holders

            (a) Debentures shall be purchased by the Company pursuant to paragraph 3 of the Debentures on September 20, 1996 and September 20, 2001 (each a "Purchase Date") at the respective purchase prices specified therein (each a "Purchase Price"), at the option of the Holder thereof, upon:

            (1) delivery to the Paying Agent of a written notice of purchase (a "Purchase Notice"), at any time prior to the close of business on a Purchase Date (but not earlier than 60 days preceding the applicable Purchase Date), stating:

                  (A) the certificate number of the Debenture that the Holder will deliver to be purchased,

                  (B) the portion of the principal amount at Stated Maturity of the Debenture that the Holder will deliver to be purchased, which portion must be $1,000 or an integral multiple thereof,

                  (C) that such Debenture shall be purchased on the Purchase Date pursuant to the terms and conditions specified in paragraph 3 of the Debentures, and

                  (D) if the Company elects in the Company Notice to pay a specified percentage of the Purchase Price in Sun Common Stock, but all or a portion of such specified percentage of the Purchase Price which would otherwise have been paid in Sun Common Stock shall ultimately be payable in cash because any of the conditions to payment of such specified percentage of the Purchase Price in Sun Common Stock is not satisfied prior to the close of business on the Purchase Date, as set forth in Section 401(d) hereof, whether such Holder elects to withdraw such Purchase Notice as to all or a specified percentage of the Debentures to which such Purchase Notice relates, and, if such Holder does elect to make such a conditional withdrawal of such Holder's Purchase Notice, such Holder shall include in such Purchase Notice the information referred to in paragraphs (1) through (3) of
            Section 402(b) hereof in respect of such conditional withdrawal; and

            (2) surrender of such Debenture to the Paying Agent prior to, on or after the Purchase Date (together with all necessary endorsements) at the offices of the Paying Agent; provided, however, that such Purchase Price shall be so paid pursuant to this Section 401 only if the Debenture so surrendered to the Paying Agent shall conform in all respects to the description thereof in the related Purchase Notice.

            If the Holder fails to make an election pursuant to Section 401(a)(1)(D) and Section 402(b)(4) hereof, such Holder will be deemed to have made the election referred to in Section 402(c).

            The Company shall purchase from the Holder thereof, pursuant to this
Section 401, a portion of a Debenture if the principal amount at Stated Maturity of such portion is $1,000 or an integral multiple of $1,000. Provisions of this Second Supplemental Indenture that apply to the purchase of all of a Debenture also apply to the purchase of such portion of such Debenture.

            Any purchase contemplated pursuant to the provisions hereof by the Company shall be consummated by delivery of the consideration to be received by the Holder promptly following the later of the Purchase Date and the date of surrender of the Debenture.

            Notwithstanding anything herein to the contrary, any Holder delivering to the Paying Agent the Purchase Notice contemplated by this Section 401(a) shall have the right to withdraw such Purchase Notice at any time prior to the close of business on the Purchase Date by delivery of a written notice of withdrawal to the Paying Agent in accordance with Section 402 hereof.

            (b) Company's Right to Elect Manner of Payment of Purchase Price. The Debentures to be purchased pursuant to Section 401(a) hereof may be paid for, at the election of the Company, in legal tender of the United States ("cash"), Sun Common Stock or any combination thereof, subject to the conditions set forth in this Section 401(b) and in Sections 401(c) and (d) hereof. The Purchase Price received by the Holder will represent two components of the Debentures surrendered. A portion of the Purchase Price by the Holder will represent payment of the accrued Original Issue Discount with respect to the Debentures and all or part of the remainder of the Purchase Price will represent repayment of the Issue Price of the Debentures. The accrued Original Issue Discount shall not be cancelled, extinguished or forfeited, but rather shall be deemed to be paid in full to the Holder thereof through delivery of the Purchase Price for the Debentures being purchased. If the Company elects to pay the Purchase Price in any combination of cash or Sun Common Stock, the Company shall designate, at its option, the portions of the Purchase Price for which it shall pay cash or Sun Common Stock. The Company shall pay cash in lieu of fractional shares of Sun Common Stock. For purposes of determining the existence of fractional shares of Sun Common Stock, all Debentures subject to purchase by the Company held by a single Holder shall be considered together (no matter how many separate certificates are to be presented). Each Holder whose Debentures are purchased on a Purchase Date pursuant to this Section 401 shall receive the same proportion of cash or Sun Common Stock in payment of the Purchase Price (except for cash paid in lieu of fractional shares of Sun Common Stock). The Company may not change its election with respect to the consideration to be paid once the Company has given notice thereof to Holders of Debentures except pursuant to
Section 401(d) hereof, in the event of a failure to satisfy, prior to the close of business on the Purchase Date, any condition to the payment of the Purchase Price, in whole or in part, in Sun Common Stock.

            At least three Business Days before the Notice Date (defined below), the Company shall deliver an Officers' Certificate to the Trustee specifying (i) the manner of payment selected by the Company, (ii) the information required by
Section 401(e) hereof, (iii) that the conditions to such manner of payment set forth in Section 401(d) hereof have been or will be complied with, and (iv) whether the Company desires the Trustee to give the notice required by Section 401(e) hereof.

            (c) Purchase with Cash. On the Purchase Date, at the option of the Company, the principal amount at Stated Maturity (or designated portion thereof) of the Debentures in respect of which a Purchase Notice pursuant to Section 401(a) hereof has been given, may be purchased by the Company with cash equal to the Purchase Price (or designated portion thereof) of such Debentures. If the Company elects to purchase Debentures with cash, notice as provided in Section 401(e) hereof shall be sent to Holders not less than 20 Business Days prior to the Purchase Date (the "Notice Date").

            (d) Payment by Delivery of Sun Common Stock. On the Purchase Date, at the option of the Company, the principal amount at Stated Maturity (or designated portion thereof) of the Debentures in respect of which a Purchase Notice pursuant to Section 401(a) hereof has been given, may be purchased by the Company by the delivery of a number of shares of Sun Common Stock equal to the quotient of the Purchase Price (or designated portion thereof) of such Debentures divided by the Market Price of a share of Sun Common Stock.

            If the Company elects to purchase the Debentures (or a designated portion of the principal amount at Stated Maturity of the Debentures) by the delivery of shares of Sun Common Stock, notice as provided in Section 401(e) hereof shall be sent to the Holders on or before the Notice Date.

            The Company's right to exercise its election to purchase the Debentures (or a designated portion of the principal amount at Stated Maturity of the Debentures) pursuant to Section 401 through the delivery of shares of Sun Common Stock shall be conditioned upon (i) that portion of the Purchase Price (or designated portion thereof) represented by the amount, if any, by which the number of shares of Sun Common Stock deliverable per $1,000 in principal amount at Stated Maturity of the Debentures exceeds the Exchange Rate in effect at the Purchase Date being paid in cash rather than Sun Common Stock; (ii) the Company's giving of timely notice of election to purchase with Sun Common Stock as provided herein; (iii) the registration of the Sun Common Stock under the Securities Act of 1933 or the Securities Exchange Act of 1934, if required; (iv) any necessary qualification or registration under applicable state law or the availability of an exemption from such qualification or registration; (v) the Company's having valid and unencumbered title to the shares of Sun Common Stock; and (vi) the receipt by the Trustee of an Officers' Certificate and an Opinion of Counsel each stating that the terms of the delivery of the Sun Common Stock are in conformity with the terms of this Second Supplemental Indenture (including the conditions to the delivery of shares of Sun Common Stock provided in this paragraph). Such Officers' Certificate shall also set forth the number of shares of Sun Common Stock to be issued for each $1,000 principal amount at Stated Maturity of Debentures and the Sale Price of a share of Sun Common Stock on each Business Day during the five Business Day period ending on the third Business Day prior to the Purchase Date. The Company may elect to pay in Sun Common Stock only if the information necessary to calculate the Market Price is reported in a daily newspaper of national circulation. Except as otherwise provided in clause (i) above, if such conditions are not satisfied prior to the close of business on the Purchase Date, the Company shall pay the entire Purchase Price in cash.

            (e) Notice of Election. Notices of election to purchase with cash or Sun Common Stock shall be sent to the Holders in the manner provided in
Section 106 of the Basic Indenture at the times specified in Section 401(c) or
(d) hereof (the "Company Notices"). Such Company Notices shall state the manner of payment elected and shall contain the following information.

            In the event the Company has elected to pay the Purchase Price (or designated portion thereof) with Sun Common Stock, the notice shall:

            (1) state that each Holder will receive, as soon as practicable following the Purchase Date, Sun Common Stock with a Market Price (plus any cash amount to be paid in lieu of fractional shares) equal to the Purchase Price (or designated portion thereof) of the Debentures held by such Holder; and

            (2) state that because the Market Price of Sun Common Stock will be determined prior to the Purchase Date, Holders will bear the market risk with respect to the value of the Sun Common Stock to be received from the date such Market Price is determined to the Purchase Date.

            In any case, each notice shall state:

            (1)   the name and address of the Paying Agent and the Escrow Agent;

            (2) that Debentures as to which a Purchase Notice has been given may be exchanged for Exchange Securities or other Exchange Property only if the Applicable Pur-chase Notice has been withdrawn in accordance with the terms of this Second Supplemental Indenture;

            (3) the name of the Issuer of the Exchange Securities, the current Exchange Rate at which Debentures may be exchanged for Exchange Securities or other Exchange Property and the date upon which the right to exchange such Debentures shall expire and shall also state that gain or loss for Federal income tax purposes may be realized upon the exchange;

            (4) that Debentures must be surrendered to the Paying Agent to collect payment; and

            (5)   the procedures for withdrawing a Purchase Notice.

            At the Company's request, the Trustee shall give such notice in the Company's name and at the Company's expense; provided, however, that, in all cases, the text of such notice shall be prepared by the Company.

            Upon determination of the actual number of shares of Sun Common Stock deliverable per $1,000 principal amount at Stated Maturity of Debentures surrendered for purchase, the Company will promptly publish such determination in a daily newspaper of national circulation or give notice of such determination to Holders of Debentures in the manner provided in Section 106 of the Indenture and furnish the Trustee with an affidavit of publication or notice, as the case may be.

            (f) Covenants of the Company. All shares of Sun Common Stock delivered upon purchase of any Debenture shall be fully paid and non-assessable and shall be free from preemptive rights, and the Company now has, and upon purchase of such Debenture the Holder thereof shall receive, marketable title to such shares, free of any lien, claim, charge or encumbrance and free of any restrictions on transfer under the Securities Act.

            The Company shall use its best efforts to comply with all Federal and state securities laws regulating the offer and delivery of shares of Sun Common Stock upon purchase of the Debentures.

            (g) Procedure Upon Purchase. The Company shall deposit with the Paying Agent (i) cash (in respect of a cash purchase under Section 401(c) hereof on the Business Day following the Purchase Date, or (ii) shares of Sun Common Stock and cash (in lieu of fractional shares of Sun Common

Stock) as soon as practicable following the Purchase Date, as applicable, sufficient to pay the amount due and owing as of the close of business on the Purchase Date of the Debentures to be purchased pursuant to this Section 401. As soon as practicable after the Purchase Date, the Company shall deliver (or cause the Paying Agent to deliver) to each Holder entitled to receive Sun Common Stock a certificate for the number of full shares of Sun Common Stock deliverable in payment of the Purchase Price and cash in lieu of any fractional share of Sun Common Stock. The person in whose name the certificate is registered shall be treated as a holder of record after the Purchase Date. No payment or adjustment will be made for dividends on any Sun Common Stock delivered.

            (h) Fractional Shares. The Company will not deliver a fractional share of Sun Common Stock in payment of any portion of the Purchase Price. Instead the Company will pay cash for the current market value of the fractional share. The current market value of a fraction of share shall be determined by multiplying the Market Price by such fraction and rounding the product to the nearest whole cent. If a Holder elects to have more than one Debenture purchased, the number of shares of Sun Common Stock shall be based on the aggregate amount of Debentures to be purchased from such Holder.

            (i) Taxes. If a Holder of a Debenture is paid in Sun Common Stock, the Company shall pay any documentary, stamp or similar issue or transfer tax due on the issuance or transfer of such shares of Sun Common Stock. However, the Holder shall pay any such tax which is due because the Holder requests the shares to be issued in a name other than the Holder's name. The Paying Agent may refuse to deliver the certificates representing the Sun Common Stock being issued in a name other than the Holder's name until the Paying Agent receives a sum sufficient to pay any tax which will be due because the shares are to be issued in a name other than the Holder's name. Nothing herein shall preclude any income tax withholding required by applicable law or regulations.

SECTION 402.      Effect of Purchase Notice

            (a) Upon receipt by the Company of the Purchase Notice specified in Section 401(a)(1) hereof, the Holder of the Debenture in respect of which such Purchase Notice was given shall (unless such Purchase Notice is withdrawn as specified in the following paragraph) thereafter be entitled to receive solely the Purchase Price with respect to such

Debenture. Such Purchase Price shall be paid to such Holder promptly following the later of (i) the Purchase Date with respect to such Debenture (provided the conditions in Section 401(a)(2) hereof have been satisfied) and (ii) the date of surrender of such Debenture to the Company through the Paying Agent by the Holder thereof in the manner required by Section 401(a)(2) hereof. Debentures in respect of which a Purchase Notice has been given by the Holder thereof may not be exchanged for Exchange Securities or other Exchange Property on or after the date of the delivery of such Purchase Notice unless such Purchase Notice has been validly withdrawn as specified in the following paragraph.

            (b) A Purchase Notice may be withdrawn by means of a written notice of withdrawal delivered to the office of the Paying Agent at any time prior to the close of business on the Purchase Date specifying:

            (1) the certificate number of the Debenture in respect of which such notice of withdrawal is being submitted,

            (2) the principal amount at Stated Maturity of the Debenture with respect to which such notice of withdrawal is being submitted (which amount must be $1,000 or an integral multiple thereof),

            (3) the principal amount at Stated Maturity, if any, of such Debenture that remains subject to the original Purchase Notice and that has been or will be delivered for purchase by the Company (which amount must be $1,000 or an integral multiple thereof), and

            (4) if the Company elects in the Company Notice to pay a specified percentage of the Purchase Price in Sun Common Stock but all or a portion of such specified percentage of the Purchase Price which would otherwise have been paid in Sun Common Stock shall ultimately be payable in cash because any of the conditions to payment of such specified percentage of the Purchase Price in Sun Common Stock is not satisfied prior to the close of business on such Purchase Date, as set forth in Section 401(d) hereof, and such Holder did not, in the original Purchase Notice, indicate such Holder's choice with respect to the election set forth in clause (D) of
      Section 401(a)(1) hereof, whether such Holder elects to withdraw such Purchase Notice as to all or a specified percentage of the Debentures remaining subject to such Purchase Notice, and, if such Holder does elect to make such a conditional withdrawal of such Holder's Purchase

      Notice, such Holder shall include in such notice of withdrawal the information referred to in paragraphs (1) through (3) above in respect of such conditional withdrawal.

            (c) If a Holder, in such Holder's Purchase Notice, fails to indicate such Holder's choice with respect to the election set forth in clause
(D) of Section 401(a)(1) hereof and if such Holder in such Holder's notice of withdrawal (if any) fails to indicate such Holder's choice with respect to the election set forth in Section 402(b)(4) hereof, such Holder shall be deemed to have elected to receive cash for the specified percentage of the Purchase Price otherwise payable in Sun Common Stock in respect of all Debentures remaining, at the close of business on any Purchase Date, subject to such Purchase Notice under the circumstances described in Sections 401(a)(1)(D) and 402(b)(4) hereof.

            (d)   There shall be no purchase of any Debentures pursuant to
Section 401 hereof, if there has occurred (whether prior to or after the giving, by the Holders of such Debentures, of the required Purchase Notice) and is continuing an Event of Default (other than a default in the payment of the Purchase Price with respect to such Debentures).

SECTION 403.      Deposit of Purchase Price

            On or before the Business Day following the Purchase Date, the Company shall deposit with the Paying Agent (or, if the Company is acting as Paying Agent, segregate and hold in trust as provided in Section 1003 of the Basic Indenture) an amount of money or securities if permitted hereunder sufficient to pay the aggregate Purchase Price of all the Debentures or portions thereof which are to be purchased.

SECTION 404.      Debentures Purchased in Part

            Any Debenture which is to be purchased only in part shall be surrendered at the office of the Paying Agent (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Debenture without service charge, a new Debenture or Debentures, of any authorized denomination as requested by such Holder in aggregate principal amount at Stated Maturity equal to and in exchange for the portion of the principal amount at Stated Maturity of the Debenture so surrendered which is not purchased.

SECTION 405.      Repayment to the Company

            The Trustee and the Paying Agent shall pay to the Company any cash or Sun Common Stock held by them for the payment of the Purchase Price of the Debentures that remain unclaimed as provided in Section 1003 of the Basic Indenture.

                                  ARTICLE FIVE

                             EXCHANGE OF DEBENTURES

SECTION 501.      Right of Exchange

            A Holder of a Debenture may surrender it for exchange for Exchange Securities and other Exchange Property, if any, at any time prior to maturity. The number of shares of Sun Common Stock deliverable upon exchange of a Debenture per $1,000 of principal amount thereof at Stated Maturity (the "Exchange Rate") shall be that set forth in paragraph 5 of the Debentures, subject to adjustment as herein set forth. The initial Exchange Rate is stated in paragraph 5 of the Debentures.

            In lieu of delivering Exchange Property upon exchange of any Debentures, the Company may elect to pay the Holder surrendering such Debentures an amount in cash equal to the Cash Exchange Price of the Exchange Property into which such Debentures are exchangeable. "Cash Exchange Price" means the average of the Sale Prices of the Exchange Property for the five Business Days (appropriately adjusted to take into account the occurrence during such period of certain events that will result in an adjustment of the Exchange Rate) commencing on and including the eleventh Business Day after the Exchange Date (as defined in Section 502(a) hereof).

            A Holder may exchange a portion of the principal amount at Stated Maturity of a Debenture if the portion is $1,000 or an integral multiple of $1,000. Provisions of this Second Supplemental Indenture that apply to exchange of all of a Debenture also apply to exchange of a portion of it.

            Nothing in this Second Supplemental Indenture, the Basic Indenture, the Escrow Agreement, or any of the Deben-tures shall grant, and the Trustee and the Holders of the Debentures shall not assert, any lien, pledge, charge, encumbrance, preferential right or mortgage on, or with respect to, the Exchange Securities or other Exchange Property deliverable upon exchange of the Debentures as security for the Debentures, any other indebtedness or otherwise.

SECTION 502.      Method of Exchange

            (a) In order to exercise the right of exchange, the Holder of any Debenture to be exchanged shall surrender such Debenture to the Escrow Agent at the office or agency of the Escrow Agent, maintained for that purpose pursuant to Section 507 hereof, accompanied by written notice to the Escrow Agent that the Holder elects to exchange such Debenture or, if less than the entire principal amount at Stated Maturity of the Debenture is to be exchanged, the portion thereof to be exchanged. Such notice shall also state the name or names (with address) in which the certificate or certificates for Exchange Securities issuable on such exchange shall be issued. Such notice shall be irrevocable. Debentures surrendered for exchange shall be accompanied (if so required by the Escrow Agent) by proper assignments thereof to the Company or in blank for transfer. Any Debentures so surrendered shall be delivered to the Trustee for cancellation. No later than the sixteenth Business Day following the Exchange Date (as hereinafter defined), subject, however, to Section 502(c) hereof, the Company shall deliver or cause the Escrow Agent to deliver at said office or agency to such Holder, or on his written order, a certificate or certificates for the number of full shares or other units of Exchange Securities or other Exchange Property (to the extent that such other Exchange Property can be partitioned) deliverable upon the exchange of any such Debenture (or specified portion thereof) and a check for any cash or proceeds of the sale of other Exchange Property (to the extent that such other Exchange Property cannot be partitioned) apportioned to such shares or units (and any fractional interest) as provided in this Article Five, and provision shall be made for any fraction of a share or unit as provided in Section 503 hereof. In lieu thereof, within five Business Days after the Exchange Date, the Company may send or cause to be sent to such Holder, or on his written order, a written notice in the manner provided in Section 106 of the Indenture that the Company has elected to pay such Holder an amount in cash equal to the cash Exchange Price of the Exchange Property deliverable upon the exchange (such notice referred to herein as the "Company Exchange Notice"). If the Company elects to pay a Holder cash, the Company shall cause the Escrow Agent to pay the aggregate

Cash Exchange Price due and owing no later than the sixteenth Business Day following the Exchange Date.

            (b) The exchange referred to in Section 502(a) above shall be deemed to have been effected on the close of business on the date on which such notice by such Holder shall have been received by the Escrow Agent and such Debenture shall have been properly surrendered as aforesaid (such date hereinafter referred to as the "Exchange Date"), and at such time the rights of the Holder of such Debenture as a Holder shall cease and the person or persons in whose name or names any certificate or certificates for Exchange Securities shall be deliverable upon such exchange shall, as between such person or persons and the Escrow Agent and the Company, be deemed to have become the holder or holders of record of the Exchange Securities represented thereby. In the event that the Company shall default on its obligation to deliver to the Holder of any Debenture surrendered for exchange the Exchange Securities and other Exchange Property apportioned to such Debenture pursuant to the terms hereof and of such Debenture, then such Debenture shall be restored to the status of an Outstanding Debenture and shall bear interest (and accrue Original Issue Discount, as applicable) in accordance with its terms from the Exchange Date.

            (c) Delivery of (i) such certificate or proceeds of the sale of certificates and any such check for any cash or the proceeds of the sale of other Exchange Property and for cash in lieu of fractional shares as aforesaid, or (ii) the Cash Exchange Price, may be delayed for a reasonable period of time at the request of the Company in order to effectuate the calculation of the adjustments of the Exchange Rate pursuant to this Article Five, or to obtain any certificate representing Exchange Securities to be delivered but only if and to the extent that such delay shall be reasonably necessary after the Company and the Escrow Agent have exhausted any practicable means to effect the delivery in time. If, between any date on which an exchange under this Section 502 is deemed effected and the date of delivery of an applicable Exchange Security, such Exchange Security shall cease to have any or certain rights or a record date or effective date of a transaction to which Section 504 hereof applies shall occur, the person or entity entitled to receive such Exchange Security shall be entitled only to receive such Exchange Security as so modified and any proceeds received thereon on or after the date such an exchange is deemed effected, and the Company, the Trustee and the Escrow Agent shall not be otherwise liable with respect to the modification, from the date such an exchange is deemed effected to the date of such delivery, of such Exchange Security.

            (d) Except as otherwise expressly provided in this Second Supplemental Indenture or the Debentures, no payment or adjustment shall be made upon any exchange on account of any dividends or interest on Exchange Securities delivered upon such exchange. Upon exchange, the Exchanged Property or Cash Exchange Price received by the Holder will represent at least two components of the Debentures surrendered (i) a portion of the Exchange Property or Cash Exchange Price will be exchanged as payment of the accrued Original Issue Discount with respect to the Debentures and (ii) all or part of the remainder of the Exchange Property or Cash Exchange Price will be exchanged as repayment of the Issue Price of the Debentures. The accrued Original Issue Discount shall not be canceled, extinguished or forfeited, but rather shall be deemed to be paid in full to the Holder thereof through delivery of Exchange Property or Cash Exchange Price for the Debenture being exchanged.

            (e) In the case of any Debenture that is exchanged in part only, upon such exchange the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Debenture or Debentures of authorized denominations in principal amount at Stated Maturity equal to the unexchanged portion of such Debenture.

SECTION 503.      Fractional Interest

            No fractional shares or other units of Exchange Securities shall be delivered upon exchanges of Debentures. If more than one Debenture shall be surrendered for exchange at one time by the same Holder, the number of full shares or other units of Exchange Securities that shall be delivered upon exchange shall be computed on the basis of the aggregate principal amount at Stated Maturity of the Debentures (or specified portions thereof to the extent permitted hereby) so surrendered. Instead of any fractional share or other unit of Exchange Securities that would otherwise be deliverable upon exchange of any Debenture or Debentures (or specified portions thereof), the Escrow Agent on behalf of the Company shall pay a cash adjustment in respect of such fractional interest in an amount equal to the same fraction of the Sale Price per share or other unit of the Exchange Securities on the Business Day next preceding the Exchange Date. The Company may elect, upon exchange of any Debenture, to provide cash to the Escrow Agent in an amount equal to the cash adjustment payable with respect to any fractional shares or other units of any Exchange Security deliverable upon exchange of such Debenture, and to receive in consideration therefor such fractional shares or other units. If the Company fails to so elect, the Escrow Agent shall obtain the funds for payment of such fractional interests by the sale of Exchange Securities held by it, but only to the extent that after such sale the number of shares or other units of Exchange Securities remaining on deposit with the Escrow Agent (other than those Exchange Securities that are to be delivered to Holders of Debentures which have been surrendered for exchange) shall be sufficient to allow the exchange of all Outstanding Debentures for Exchange Securities on the basis of the then applicable Exchange Rate. The Company agrees to furnish to the Escrow Agent any additional moneys required to permit such payments.

SECTION 504.      Adjustment of Exchange Rate

            The Exchange Rate (and, as appropriate, the amount of Exchange Securities and other Exchange Property deliverable upon exchange of the Debentures) shall be subject to adjustment as follows:

            (a) If Sun, at any time any Debentures are Outstanding, shall (i) pay a dividend on Sun Common Stock in shares of such stock, (ii) subdivide outstanding shares of Sun Common Stock into a greater number of shares of such stock, (iii) combine outstanding shares of Sun Common Stock into a smaller number of shares of such stock, or (iv) issue by reclassification of shares of Sun Common Stock any shares or securities, the Exchange Rate in effect immediately prior thereto shall be proportionately adjusted so that the Holder of any Debentures thereafter exchanged shall be entitled to receive upon such exchange the number and kind of shares of Sun Common Stock and other shares or securities as he would have owned or have been entitled to receive immediately after the happening of any of the events described above, had such Debentures been exchanged immediately prior to the record date (or if there is no record date, the effective date) of such event. Such adjustment shall be made whenever any of the events listed above shall occur and shall become effective as of immediately after the close of business on the record date in the case of a dividend and the effective date in the case of a subdivision or combination or reclassification. Any Holder exchanging any Debentures after such record date or such effective date, as the case may be, shall be entitled to receive shares of Sun Common Stock, and any Exchange Property apportioned thereto, at the Exchange Rate as so adjusted pursuant to this Section 504(a).

            (b) If at any time any Debentures are Outstanding, Common Stock of any Issuer, alone or together with any other securities, cash or other property, is received by the Company in exchange or substitution for shares of Sun Common

Stock in connection with the consolidation, merger, sale, transfer or lease of all or substantially all of the assets of Sun or an Offer as defined in Section 505 hereof (in a transaction that applies to shares of Sun Common Stock), the Exchange Rate in effect immediately prior to the effective date of such transaction shall be adjusted so that the Holder of any Debentures thereafter exchanged shall be entitled to receive upon exchange of Debentures that number of shares of Sun Common Stock determined by multiplying such Exchange Rate by a fraction (i) in the case of any such transaction in which the Common Stock of such Issuer is exchanged or substituted for all shares of Sun Common Stock, the numerator of which is the number of shares of Common Stock received by the Company is exchanged or substituted and (ii) in any other case, the numerator of which is the number of shares of Sun Common Stock so held immediately after the effective date of such transaction and the denominator of which is the number of shares of Sun Common Stock so held immediately prior to such effective date. Any other securities, cash or other property received by the Company in such transaction allocable to shares of Sun Common Stock shall be held by the Escrow Agent for the benefit of the Holders and shall be apportioned equally among the shares of Sun Common Stock for which outstanding Debentures are exchangeable as of immediately after the effective date of such transaction. Any Holder exchanging any Debentures after such effective date shall be entitled to receive the shares of Sun Common Stock for which such Debentures are exchangeable and the amount of cash, securities or other property so apportioned to such shares. Notwithstanding the foregoing, the Company shall be entitled to all cash dividends paid on the Exchange Securities prior to the delivery thereof upon exchange of Debentures except to the extent that such dividends are paid pursuant to a plan of liquidation or partial liquidation and to all periodic interest payments made on any debt securities included in Exchange Securities prior to the delivery thereof upon exchange of Debentures; provided that the Escrow Agent shall not be required to make any such distribution of dividends or interest until receipt of an Officers' Certificate to the effect that the Company is entitled to such dividends or interest pursuant hereto. The Escrow Agent shall hold and apply as provided in this Section 504 all other dividends paid on all Exchange Securities.

            (c) If, with respect to any class of Exchange Securities, at any time any Debentures are Outstanding, any Issuer or other person shall, other than pursuant to a transaction described in paragraph (a) or (b) of this Section 504, (i) pay or make any dividend or other distribution of cash, securities or other property (other than any subscription rights, options, warrants or other similar rights described in paragraphs (d) or (e) of this Section 504) or (ii) pay any cash or issue any other securities or property in respect of, or in exchange for, any such class of Exchange Securities, then all such cash, securities or other property shall be held by the Escrow Agent under the Escrow Agreement for the benefit of the Holders and shall be apportioned equally among the shares or other units of Exchange Securities for which Outstanding Debentures are exchangeable as of immediately after the close of business on the record date for the dividend or distribution or, if there is no such record date, the effective date of any such other event to which this paragraph (c) applies. Any Holder exchanging any Debentures after such record date, or effective date, as the case may be, shall be entitled to receive the Exchange Securities for which such Debentures are exchangeable, and the amount of cash, securities or other property so apportioned to such Exchange Securities. Notwithstanding the foregoing, the Company shall be entitled to all cash dividends paid on the Exchange Securities prior to the delivery thereof upon exchange of Debentures except to the extent that such dividends are paid pursuant to a plan of liquidation or partial liquidation and to all periodic interest payments made on any debt securities included in Exchange Securities prior to the delivery thereof upon exchange of Debentures; provided that the Escrow Agent shall not be required to make any such distribution of dividends or interest until receipt of an Officers' Certificate to the effect that the Company is entitled to such dividends or interest pursuant hereto. The Escrow Agent shall hold and apply as provided in this Section 504 all other dividends paid on all Exchange Securities.

            (d) If any Issuer, at any time any Debentures are Outstanding, shall distribute or grant to holders of any Exchange Securities, any transferable subscription rights, options, warrants or other similar transferable rights, the Company shall, as soon as reasonably practicable after such distribution or grant, direct the Escrow Agent, to the extent legally permissible, to sell all such rights for cash in such manner as the Company shall instruct in writing and to hold the proceeds therefrom under the Escrow Agreement for the benefit of Holders. The amount of such proceeds shall be apportioned equally among the shares or other units of Exchange Securities for which Outstanding Debentures are exchangeable as of immediately after the close of business on the record date for the distribution or grant to which this paragraph (d) applies or, if there is no such record date, the effective date of such distribution or grant. Any Holder exchanging any Debentures after such record date, effective date or date of sale, as the case may be, shall be entitled to receive the Exchange Securities for which such Debentures are exchangeable and the amount of cash so apportioned to such Exchange Securities.

            (e) If any Issuer, at any time any Debentures are Outstanding, shall distribute or grant to holders of any Exchange Securities, any nontransferable subscription rights, options, warrants or other similar nontransferable rights, the Company, in its sole discretion, shall (i) to the extent permissible by the terms of said subscription rights, options, warrants or other similar nontransferable rights, cause such rights to be distributed pro rata by the Escrow Agent to the Holders of record of Debentures shown on the Security Register as of immediately after the close of business on the record date (or if there is no record date, the close of business on the effective date) for such distribution or grant, (ii) provide to the Escrow Agent the necessary funds and direct the Escrow Agent to exercise such options, warrants or rights and to hold the securities or other property received upon such exercise for the benefit of Holders or (iii) direct the Escrow Agent to retain such options, warrants or rights for delivery to the Holders of Debentures upon the exchange of such Debentures for Exchange Securities. Any options, warrants or rights retained pursuant to clause (iii) above and the amount of any proceeds received by the Escrow Agent pursuant to clause (ii) above (less any proceeds (as determined pursuant to the last three sentences of this paragraph (e)) delivered to or sold or segregated for the benefit of the Company) shall be apportioned equally among the shares or other units of Exchange Securities for which Outstanding Debentures are exchangeable as of immediately after the close of business on the record date for the distribution or grant to which this paragraph (e) applies or, if there is no such record date, the effective date of such distribution or grant. Any Holder exchanging any Debentures after such record date, or such effective date, as the case may be, shall be entitled to receive the Exchange Securities for which such Debentures are exchangeable and the amount of cash, or any such options, warrants or rights, so apportioned to such Exchange Securities, but subject to the provisions of the last three sentences of this paragraph. Notwithstanding the foregoing, any such options, warrants or rights that may expire prior to September 20, 2006 may not be retained pursuant to clause (iii) of this paragraph (e) beyond the expiration date thereof, but must be distributed (if not prohibited) or exercised pursuant to clause (i) or (ii) of this paragraph (e). The Company shall be promptly repaid any amounts supplied by it pursuant to the foregoing clause (ii) of this paragraph (e). If the Company is entitled to any amount because of an exercise pursuant to clause (ii) of this paragraph (e), it shall receive such amount in cash held by the Escrow Agent and apportioned or to be apportioned to Exchange Property, but if the amount of cash apportioned or to be apportioned to the Exchange Property shall be less than the amount due the Company because of such exercise, the Escrow Agent shall (i) as soon as reasonably practicable and to the extent legally permissible, sell in accordance with written instructions received from the Company such number of shares or other units of Exchange Securities or other property apportioned or to be apportioned to Exchange Securities as may be necessary to realize an amount of proceeds that shall equal the amount of any such insufficiency, or (ii) if the opinion of the Company such sale is not advisable or legally permissible, segregate for the benefit of the Company or deliver to the Company an amount of property apportioned or to be apportioned to Exchange Property having a market value, as determined by an Officers' Certificate, equal to the amount of such insufficiency. Following such sale, segregation or delivery, the Exchange Property held by the Escrow Agent shall be proportionately adjusted so as to be apportioned equally to the Debentures Outstanding as of immediately after the close of business on the record date for the distribution or grant to which this paragraph (e) applies or, if there is no record date, the effective date of such distribution or grant.

            (f) If, at any time any Debentures are Outstanding, any Non-Equity Securities are held by the Escrow Agent for delivery on exchange of the Debentures, to the extent legally permissible, the Company may, at its option, direct the Escrow Agent to sell any or all such Non-Equity Securities for cash in such manner as the Company shall instruct in writing and to hold the proceeds therefrom for the benefit of Holders. The amount of such proceeds shall be apportioned equally among the shares or other units of Exchange Securities for which Outstanding Debentures are exchangeable as of immediately after the close of business on the date of such sale. Any Holder exchanging any Debentures after such date shall be entitled to receive the Exchange Securities for which such Debentures are exchangeable, and the amount of cash so apportioned to such Exchange Securities.

            (g) Notwithstanding the provisions of paragraphs (a) and (b) of this Section 504, no adjustment in the Exchange Rate shall be required unless such adjustment would require an increase or decrease in the Exchange Rate of more than 1%; provided, however, that any adjustments which by reason of this paragraph (g) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

            (h) All calculations under this Section 504 shall be made to the nearest .001 of a share.

            (i) Whenever the Exchange Rate is adjusted as herein provided, (1) the Treasurer or Assistant Treasurer of the Company shall determine the adjusted Exchange Rate and the amount of Exchange Securities and other Exchange Property deliverable upon exchange of Debentures in accordance with this Section 504 and shall prepare a certificate setting forth such adjusted Exchange Rate and the amount any such Exchange Securities and other Exchange Property, showing in detail the facts upon which such adjustment is based, (2) such certificate shall forthwith be filed with the Trustee and Escrow Agent and (3) a notice stating that the Exchange Rate has been adjusted and setting forth the adjusted Exchange Rate and the amount of any cash and other Exchange Property apportioned to the Exchange Securities shall as soon as practicable be mailed by or on behalf of the Company to the Holders at their last addresses as they shall appear upon the Security Register. Subject to the provisions of Section 601 of the Basic Indenture, the Trustee and the Escrow Agent shall be under no duty or responsibility with respect to any such certificate or notice except to exhibit such certificate from time to time to any Holders of Debentures requesting inspection thereof.

SECTION 505.      Certain Tender or Exchange Offers for Exchange Securities

            (a) In the event that a tender offer or exchange offer ("Offer") for any class of securities that includes Exchange Securities is commenced by any person (including the Issuer of such security), and the Company or any Subsidiary owns shares or other units of the class of securities subject to the Offer and not subject to the Escrow Agreement, the Company, subject to the terms and conditions hereinafter set forth, shall cause the Escrow Agent to tender shares or other units of such securities that are subject to the Escrow Agreement at the same time and in the same proportion as the Company tenders or causes a Subsidiary to tender shares or other units of such securities owned by the Company or such Subsidiary and not subject to the Escrow Agreement, determined as of the date of tender by the Company or such Subsidiary. If the Company owns shares or units of such class of securities that are not subject to the Escrow Agreement but tenders no such shares, then no shares of such security that are subject to the Escrow Agreement shall be tendered by the Company or otherwise. If at the time of an Offer neither the Company nor any Subsidiary owns any shares or other units of the class of securities subject to the Offer and not subject to the Escrow Agreement, then the Company, subject to the terms and conditions hereinafter set forth, may, at its option, elect to cause the Escrow Agent to tender all or any portion of such class of Exchange Securities held by the Escrow Agent at the time of such tender. Notwithstanding the foregoing, the Escrow Agent shall not tender shares or other units of Exchange Securities required for the exchange of Debentures duly surrendered and accepted for exchange pursuant to this Article Five prior to the close of business on the date one Business Day preceding the date of such tender (such preceding Business Day being hereinafter referred to as the "Suspension Date").

            (b) Upon receipt by the Company of written notice stating that an Offer has commenced, it may (but shall not be obligated to) mail or cause to be mailed notice to Holders of Debentures at their addresses appearing in the Security Register of the existence of such Offer, the right, if applicable, of the Company to cause the tender of Exchange Securities in response to such Offer in accordance with this Section 505, the limitations contained in this Section 505 with respect to the right of Holders of Debentures to exchange pursuant to Article Five, and the kind and amount of Exchange Property apportioned thereto to be received in exchange for a Debenture. Such notice shall not be required to contain any description of the applicable Offer other than, if known to the Company, the name of the tender offeror or its agent and such offeror's or agent's address where information concerning such Offer may be obtained. If the Company shall deliver a Notice of Tender (as defined in paragraph (c) below) or Notice of Withdrawal (as defined in paragraph (d) below), it shall cause notice of the same to be published promptly, at least once on each of two different Business Days in a newspaper of national circulation or, in lieu of such publication, shall mail or cause to be mailed to each Holder of Debentures at the address appearing in the Security Register a copy of such Notice of Tender or Notice of Withdrawal.

            (c) The Company may cause the Escrow Agent to tender Exchange Securities pursuant to paragraph (a) of this Section 505 by delivering to the Escrow Agent an Officers' Certificate instructing the Escrow Agent to tender the applicable Exchange Securities and stating that such tender is in accordance with the terms and conditions of this Second Supplemental Indenture (a "Notice of Tender"), together with such evidence of authority and other documentation as may be required by the terms of the Offer to enable the Escrow Agent to tender the Exchange Securities on behalf of the Company.

            (d) The Company may instruct the Escrow Agent by notice contained in an Officers' Certificate after the Escrow Agent has tendered Exchange Securities pursuant to paragraph (c) to withdraw Exchange Securities tendered (a "Notice of Withdrawal") and upon receipt thereof the Escrow Agent shall, if permitted by the terms of the Offer or applicable law, withdraw the shares so tendered; provided, however, that if the Company or any Subsidiary owns Exchange Securities subject to the Offer and not subject to the Escrow Agreement, then tendered Exchange Securities may be withdrawn pursuant to the terms of this paragraph (d) only at the same time and in the same proportion as the Company withdraws or causes such Subsidiary to withdraw such Exchange Securities owned by the Company or such Subsidiary that are not subject to the Escrow Agreement.

            (e) The Escrow Agent shall hold the proceeds from any tender for the benefit of Holders of Debentures. The proceeds received pursuant to an Offer shall be apportioned equally among the remaining shares of the Exchange Securities, or if all such Exchange Securities are purchased or exchanged pursuant to the Offer, substituted for such purchased or exchanged Exchange Securities. In the event that for any reason all or any of the Exchange Securities tendered by the Escrow Agent are not purchased or exchanged pursuant to the Offer, the remaining such Exchange Securities shall be redeposited with the Escrow Agent and held pursuant to the Escrow Agreement and this Article Five. Promptly upon a receipt of proceeds pursuant to any Offer or a redeposit, the Company shall mail or cause to be mailed to each Holder of a Debenture at the address appearing in the Security Register a written notice announcing the proceeds received from the Offer or the redeposit and stating that, subject to and in accordance with the provisions of this Article Five, Debentures are thereafter exchangeable, as applicable, for the Exchange Securities and other Exchange Property apportioned thereto, or if no Exchange Securities remain, solely for such other Exchange Property, on a pro rata basis, and subject to paragraph (f) of this Section 505. Debentures will be exchangeable as aforesaid from the date of such notice.

            (f) After the close of business on a Suspension Date with respect to an Offer as to which the Company has not withdrawn its Notice of Tender, the Escrow Agent shall not accept any Debentures for exchange and the exchange privilege shall be suspended until such time as the proceeds pursuant to such Offer have been deposited with the Escrow Agent and any remaining Exchange Securities have been redeposited. In the event that any Debenture is surrendered for exchange during such time as the exchange privilege is suspended pursuant to this Section 505, the Escrow Agent shall not accept such Debenture for exchange and shall not effect the exchange of such Debenture and shall so notify the Holder surrendering such Debenture and shall notify such Holder of the further provisions of this paragraph (f). The Holder of such Debentures may direct in writing, and the Escrow Agent shall comply with such written direction received by it, that the Escrow Agent either (i) return such Debenture and cancel the election to exchange it, provided that such direction is received by the Escrow Agent not later than the close of business on the Business Day preceding the Suspension Exchange Date as defined in clause (ii) of this sentence, or (ii) retain the Debenture for exchange at such time and on such date (which shall be the "Suspension Exchange Date" with respect to such exchange) as of which the Company shall, in an Officers' Certificate, state that such suspension of the exchange privilege has ceased and the exchange privilege has been reinstated, provided that such exchange is otherwise permitted at such time. Until and unless such Holder advises the Escrow Agent to the contrary, such Holder shall be deemed to have elected alternative (ii).

            (g) The provisions of this Section 505 shall apply to successive or competing Offers.

SECTION 506.      Investment of Cash Proceeds

            All cash held by the Escrow Agent pursuant to Sections 504 and 505 hereof shall be invested by the Escrow Agent from time to time in Permitted Investments. Any interest or gain on such Permitted Investments shall be for the sole account of the Company and shall be paid over to the Company by the Escrow Agent on demand by the Company. Any loss on such Permitted Investments shall be for the account of the Company. The Company shall have the option either to furnish to the Escrow Agent all moneys payable to Holders upon any exchange of Debentures or to require the Escrow Agent to sell securities constituting Permitted Investments in an amount necessary to permit the Escrow Agent to make such payments.

SECTION 507.      Escrow Agreement

            (a) The Company simultaneously with the execution and delivery of this Second Supplemental Indenture is enter-ing into the Escrow Agreement with the Escrow Agent, pursuant to which it is depositing with the Escrow Agent 2,999,984 shares of Sun Common Stock. The Company shall require the Escrow Agent to maintain an office where Debentures may be surrendered for exchange pursuant to this Article Five in The Borough of Manhattan, The City of New York or County of Suffolk, Commonwealth of Massachusetts, which office initially shall be the principal office of the Escrow Agent in the County of Suffolk where its corporate trust business shall be administered. The Company shall give notice of each resignation and each removal of the Escrow Agent, each appointment of a successor Escrow Agent and each change in the office of the Escrow Agent maintained to accept Debentures for exchange, by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Debentures as their names and address appear in the Security Register. The Escrow Agent shall be the exchange agent for the exchange of Debentures for Exchange Property hereunder. The Company shall deposit with the Escrow Agent from time to time such additional Exchange Securities not already held by the Escrow Agent as the Holders of all Outstanding Debentures shall from time to time be entitled to receive pursuant to this Article Five upon exchange thereof. All shares of stock held by the Escrow Agent under the Escrow Agreement shall be voted as provided in paragraph
(b) below and in the Escrow Agreement.

            (b) So long as no Event of Default has occurred and is continuing, the Company shall have the full and unqualified right and power to exercise any rights to vote, or to give consents or take any other action in respect of, Exchange Securities at any time held by the Escrow Agent, and neither the Escrow Agent nor the Trustee shall have any duty, right or privilege to exercise any such rights. The Company shall not be liable to the Escrow Agent, the Trustee or any Holder as a result of any vote or failure to vote, consent or failure to consent, by the Company in respect of the Exchange Securities. At any time that an Event of Default has occurred and is continuing, the Trustee shall have the full and unqualified right and power to exercise such rights to vote, to give consent or take other action in respect of Exchange Securities. The Company hereby irrevocably appoints the Trustee as proxy, with full power of substitution, to exercise any and all rights to vote, consent or take any other action in respect of any Exchange Securities at any time that an Event of Default has occurred and is continuing. The Company hereby agrees that, so long as any Debentures are Outstanding, it will execute and deliver such further proxies or other instruments or take such other actions as the Trustee may from time to time require in order to maintain or restore the appointment of the Trustee as proxy made in the immediately preceding sentence.

            (c) In the event of any reduction of the principal amount at Stated Maturity of Debentures Outstanding (other than as a result of surrender for exchange for Exchange Property pursuant to this Article Five), as evidenced by the delivery to the Trustee by the Company of Debentures for cancellation, the Company shall be entitled to the kind and amount of Exchange Property as shall at the time be in excess of the kind and amount of Exchange Property that would be required for the exchange of all Debentures then Outstanding for the Exchange Property on the basis of the then applicable Exchange Rate and other terms and provisions of this Article Five and of the Escrow Agreement. Upon expiration of the right to surrender Debentures for exchange pursuant to this Article Five and when all other obligations of the Company shall have been satisfied under the Escrow Agreement, the Escrow Agent will deliver to the Company, pursuant to the terms of the Escrow Agreement, all Exchange Securities and cash and investments and other property held by the Escrow Agent under the Escrow Agreement, other than any such property that is required to be delivered with respect to Debentures previously surrendered for exchange.

SECTION 508.      Notice of Certain Events

            In case at any time:

            (a) any Issuer shall declare a dividend (or any other distribution) on or in respect of any Exchange Securities so that paragraph (a),
(c), (d) or (e) of Section 504 shall apply; or

            (b) any Issuer shall engage in or be a party to any transaction that will result in any Exchange Securities becoming in whole or in part Non-Equity Securities; or

            (c) there shall occur any reclassification of Exchange Securities (other than a subdivision or combination of outstanding shares of any class of Capital Stock included in the Exchange Securities) or any consolidation, merger or reorganization to which any Issuer is a party and for which approval of any stockholders of such Issuer is required, or the sale or transfer of all or substantially all of the assets of any Issuer; or

            (d) there shall occur the voluntary or involuntary dissolution, liquidation or winding up of any Issuer;

then the Company shall cause to be filed at the office or agency maintained for the purpose of exchange of Debentures pursuant to Section 507 hereof, and shall cause to be mailed to the Holders of Debentures at their last addresses as they shall appear upon the Security Register, at least twenty days (or ten days in any case specified in clause (a) or (b) above) prior to the record date or other applicable date hereinafter specified, or two Business Days after such date as it first has knowledge of such event, whichever is later, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or grant of rights, or, if a record is not to be taken, the date as of which the holders of Exchange Securities of record to be entitled to such dividend, distribution or grant of rights are to be determined, and (y) the date, if known by the Company, on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Exchange Securities of record shall be entitled to exchange their Exchange Securities for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.

SECTION 509.      Covenant by the Company

            So long as any Debentures shall be Outstanding and exchangeable for Exchange Property, the Company shall, to the extent lawful, use its best efforts to preserve unimpaired the right of each Holder of Debentures, upon exchange thereof, to receive such Exchange Property as such Holder shall from time to time be entitled to receive in accordance with the provisions hereof; provided, however, that nothing contained in this Section 509 shall limit the Company's right to cause the sale or tender of any Exchange Securities or other Exchange Property receivable by a Holder upon surrender of Debentures pursuant to the express provisions of Section 504 or 505 hereof.

SECTION 510.      Taxes

            The Company will pay any and all documentary, stamp, transfer or similar taxes that may be payable in respect of the transfer and delivery of Exchange Property pursuant hereto, provided, however, that the Company shall not be required to pay any such tax that may be payable in respect of any transfer involved in the delivery of Exchange Property in a name other than that in which the Debentures so exchanged were registered which would not have been payable but for such transfer, and no such transfer or delivery shall be made unless and until the person requesting such transfer has paid to the Company the amount of any such tax, or has established, to the satisfaction of the Company, that such tax has been paid.

SECTION 511.      Shares Free and Clear

            The Company hereby warrants that (i) all shares of Sun Common Stock initially delivered to the Escrow Agent will be fully paid and non-assessable and free of preemptive rights, and (ii) the Company now has, and upon exchange of a Debenture pursuant to this Second Supplemental Indenture the Holders of the Debentures shall receive, marketable title to the Exchange Securities and any other Exchange Property for which such Debenture is at such time exchangeable pursuant to this Second Supplemental Indenture, free and clear of any and all liens, claims, charges and encumbrances (other than liens, claims, charges and encumbrances that may exist on any Exchange Property hereafter delivered to the Escrow Agent at the time the Company acquires such Exchange Property) and free and clear of any restrictions on transfer under the Securities Act. Except as otherwise provided in Section 510 hereof, the Company will pay all taxes and charges with respect to the delivery of Exchange Securities and any Exchange Property delivered in exchange for Debentures hereunder.

SECTION 512.      Cancellation of Debentures

            Upon receipt by the Trustee of Debentures delivered to the Escrow Agent for exchange under this Article Five, the Trustee shall cancel and dispose of the same as provided in Section 309 of the Indenture. Upon receipt of a Debenture that is exchanged in part, the Company shall execute and the Trustee shall authenticate for the holder a new Debenture equal in principal amount at Stated Maturity to the unexchanged portion of the Debentures received.

SECTION 513.      Consolidation, Etc., of Sun and the Company

            In case of any consolidation or merger of Sun with or into the Company or any Affiliate of the Company, or any sale, transfer or lease of all or substantially all of the assets of Sun to the Company or any such Affiliate, unless the fair value of the securities and other property for which the Debentures Outstanding immediately after such consolidation, merger, sale, transfer, or lease would be exchangeable in accordance with Section 504 hereof equals or exceeds the fair value of the Exchange Securities and Exchange Property for which the Debentures are exchangeable immediately prior to such consolidation, merger, sale, transfer or lease, the Company shall forthwith redeem all of the Debentures in accordance with Article Three hereof at the Redemption Price at which the Debentures would be redeemable at the Company's option pursuant to paragraph 2 of the Debentures, without regard to the limitation set forth in the second sentence thereof.

            In case of any such consolidation, merger, sale or transfer, the Company shall deliver to the Trustee an Officers' Certificate, an Opinion of Counsel and, if a question of fair value is involved, an Investment Bankers' Certificate, to the effect that, subject to the provisions of Article Six of the Indenture, the Trustee may rely on such Officers' Certificate, Opinion of Counsel and Investment Bankers' Certificate as conclusive evidence that the Debentures are or are not required to be redeemed by reason of such consolidation, merger, sale or transfer.

            The provisions of this Section 513 shall similarly apply to any successive consolidation, merger, sale or transfer.

SECTION 514.      Exchange Subject to Applicable Law

            If the Company shall deliver an Officers' Certificate to the Escrow Agent to the effect that, in connection with a specific exchange or a category of exchanges or all exchanges, the transfer and delivery of any shares (or other units) of any Exchange Property upon the exchange of any Debenture would (in the opinion of counsel for the Company) violate any applicable law (including, without limitation, the Securities Act of 1933, the Hart-Scott-Rodino Antitrust Improvements Act of 1976, or any successors thereto), then the Escrow Agent shall not, and shall not be required to, accept such Debenture for exchange or effect the exchange of such Debenture and shall so notify the Holder surrendering such Debenture; provided, however, that the provisions of this
Section 514 shall not relieve the Company of any of its obligations under this Second Supplemental Indenture. During any time when the exchange privilege of the Debentures is suspended pursuant to the provisions of this Second Supplemental Indenture, the Escrow Agent shall not accept any Debentures for exchange and shall not effect the exchange of any Debentures and shall give any notice required pursuant to this Second Supplemental Indenture to each Holder who shall have surrendered Debentures for exchange during such period.

                                   ARTICLE SIX

                                  MISCELLANEOUS

SECTION 601.      Miscellaneous

            (a) The Trustee accepts the trusts created by the Basic Indenture, as supplemented by this Second Supplemental Indenture, and agrees to perform the same upon the terms and conditions of the Basic Indenture, as supplemented by this Second Supplemental Indenture.

            (b) The recitals contained herein shall be taken as statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Second Supplemental Indenture.

            (c) All capitalized terms used and not defined herein shall have the respective meanings assigned to them in the Basic Indenture.

            (d) Each of the Company and the Trustee makes and reaffirms as of the date of execution of this Second Supplemental Indenture all of its respective representations, warranties, covenants and agreements set forth in the Basic Indenture.

            (e) All covenants and agreements in this Second Supplemental Indenture by the Company or the Trustee shall bind its respective successors and assigns, whether so expressed or not.

            (f) In case any provision in this Second Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            (g) Nothing in this Second Supplemental Indenture, express or implied, shall give to any Person, other than the parties hereto and their successors under the Basic Indenture and the Holders of the Debentures, any benefit or any legal or equitable right, remedy or claim under the Basic Indenture.

            (h) If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act of 1939, as may be amended from time to time, that is required under such Act to be a part of and govern this Second Supplemental Indenture, the latter provision shall control.

If any provision hereof modifies or excludes any provision of such Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Second Supplemental Indenture as so modified or excluded, as the case may be.

            (i) This Second Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.

            (j) All amendments to the Basic Indenture made hereby shall have effect only with respect to the Debentures.

            (k) All provisions of this Second Supplemental Indenture shall be deemed to be incorporated in, and made a part of, the Indenture; and the Indenture, as supplemented by this Second Supplemental Indenture, shall be read, taken and construed as one and the same instrument.

                                    * * * * *

            This Second Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

            IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the date first above written.

                                                      EASTMAN KODAK COMPANY

                                                      By
                                                         ---------------------
                                                            Title:
Attest:

----------------------
Title:

                                                      THE BANK OF NEW YORK

                                                      By
                                                         ---------------------
                                                            Title:
Attest:

----------------------
Title:

STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF MONROE   )

            On the ____ day of September, 1991, before me personally came _____________________, to me known, who, being duly sworn, did depose and say that he is ____________ of EASTMAN KODAK COMPANY, one of the corporations described in and which executed the foregoing instrument, that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

                                     ___________________________

STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF NEW YORK )

            On the ____ day of September, 1991, before me personally came __________________, to me known, who, being duly sworn, did depose and say that he is _________________ of THE BANK OF NEW YORK, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation, that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

                                     ___________________________

                                                                       EXHIBIT A

                           [FORM OF FACE OF DEBENTURE]

THIS DEBENTURE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. THE EXEMPTION PROVIDED BY RULE 144A UNDER THE ACT MAY BE AVAILABLE TO PERMIT SALE OR TRANSFER OF THIS DEBENTURE TO QUALIFIED INSTITUTIONAL BUYERS (WITHIN THE MEANING OF RULE
144A) WITHOUT REGISTRATION.

EACH INITIAL PURCHASER OF THIS DEBENTURE REPRESENTS TO THE ISSUER THAT SUCH PURCHASER WILL NOT SELL OR OTHERWISE TRANSFER THIS DEBENTURE (WITHOUT CONSENT OF THE ISSUER) PRIOR TO THREE YEARS FROM SEPTEMBER 20, 1991 OTHER THAN (i) TO A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION COMPLYING WITH RULE 144A, (ii) TO A NON-U.S. PERSON IN A TRANSACTION COMPLYING WITH REGULATION S UNDER THE ACT OR
(iii) IN A TRANSACTION COMPLYING WITH RULE 144 UNDER THE ACT.

EACH SUBSEQUENT PURCHASER OF THIS DEBENTURE REPRESENTS TO THE ISSUER THAT SUCH PURCHASER WILL NOT SELL OR OTHERWISE TRANSFER THIS DEBENTURE (WITHOUT THE CONSENT OF THE ISSUER) PRIOR TO THREE YEARS FROM SEPTEMBER 20, 1991 OTHER THAN PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT OR IN AN OFFSHORE TRANSACTION COMPLYING WITH REGULATION S UNDER THE ACT.

FOR PURPOSES OF SECTIONS 1273 AND 1275 OF THE INTERNAL REVENUE CODE, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT WITH RESPECT TO EACH $1,000 OF PRINCIPAL AMOUNT OF THIS DEBENTURE IS $751.47. THE ISSUE DATE IS SEPTEMBER 20, 1991, AND THE YIELD TO MATURITY IS 9.5% (COMPUTED ON A SEMIANNUAL BOND EQUIVALENT BASIS).

                              EASTMAN KODAK COMPANY
                   ZERO COUPON EXCHANGEABLE SENIOR DEBENTURES
                                    DUE 2006

No:___________                            Principal Amount
Issue Price: $427.27                        at Stated Maturity:
Issue Date:  September 20, 1991           Original Issue Discount:
(for each $1,000 Principal                  $572.73 (for each $1,000
Amount at Stated Maturity)                  Principal Amount at Stated Maturity)

            EASTMAN KODAK COMPANY, a corporation duly organized and existing under the laws of the State of New Jersey (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter referred
to), for value received, hereby promises to pay to pay to _____________, or registered assigns, the principal sum of __________ Dollars on September 20, 2006.

            The principal of this Debenture shall not bear interest except in the case of a default in payment of principal or any portion thereof upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal of this Debenture shall bear interest at the rate of 5.75% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal or portion thereof has been made or duly provided for. Interest on any overdue principal shall be payable on demand. Any such interest on overdue principal that is not so paid on demand shall bear interest at the rate of 5.75% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.

            Original Issue Discount (the difference between the Issue Price and the principal amount of this Debenture at Stated Maturity), in the period during which this Debenture remains Outstanding, shall accrue at 5.75% per annum, on a semiannual bond equivalent basis using a 360-day year consisting of twelve 30-day months, commencing on this Issue Date of this Debenture. For Federal income tax purposes, an original issue discount will accrue as described in the legend on the face of this Debenture.

            Payment of the principal and any such interest on this Debenture will be made at the office or agency of the Company maintained for that purpose in The Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

            Reference is hereby made to the further provisions of this Debenture set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Debenture shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

            IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

                                                       EASTMAN KODAK COMPANY

                                                       By
                                                         ----------------------

Attest:

-----------------------

TRUSTEES CERTIFICATE OF                                          [seal]
AUTHENTICATION


This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK
as Trustee

By
  ---------------------
   Authorized Signatory

                         [FORM OF REVERSE OF DEBENTURE]

                              EASTMAN KODAK COMPANY

                   ZERO COUPON EXCHANGEABLE SENIOR DEBENTURES
                                    DUE 2006

            1. This Debenture is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of January 1, 1988, between the Company and The Bank of New York, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), as supplemented by First Supplemental Indenture, dated as of September 6, 1991 and Second Supplemental Indenture (the "Second Supplemental Indenture"), dated as of September 20, 1991 (the "Indenture"), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Debenture is one of the series designated on the face hereof (the "Debentures").

            2. No sinking fund is provided for the Debentures. The Debentures are not redeemable prior to September 20, 1993 unless the Sale Price of the Sun Common Stock shall have equaled or exceeded $54.77 per share for at least 20 Trading Days within a period of 30 consecutive Trading Days ending not more than five days prior to the date of the notice of redemption provided for in Section 303 of the Second Supplemental Indenture. The Debentures are redeemable in the event the Sale Price of the Sun Common Stock shall have so equalled or exceeded such amount for the requisite period and at any time on or after September 20,1993 at the option of the Company as a whole, or from time to time in part at a Redemption Price equal to the Issue Price plus that portion of the Original Issue Discount accrued through the Redemption Date.

            The table below shows, for illustrative purposes, the Redemption Prices of a Debenture per $1,000 principal amount, on the Issue Date, on the dates shown below, and at stated Maturity, which reflect the accrued Original Issue Discount calculated to each such date. The Redemption Price of a Debenture redeemed between such dates would include an additional amount reflecting the additional Original Issue Discount accrued since the next preceding date in the table.

                                (1)              (2)               (3)
                                                Accrued
                                                Original
                             Debenture           Issue         Redemption
          Redemption           Issue            Discount         Price
             Date              Price            at 5.75%        (1)+(2)
        ---------------    -------------     -------------   --------------
        Issue Date         $      427.27     $        0.00   $       427.27
        Sep. 20, 1992             427.27             24.92           452.19
        Sep. 20, 1993             427.27             51.30           478.57
        Sep. 20, 1994             427.27             79.21           506.48
        Sep. 20, 1995             427.27            108.75           536.02
        Sep. 20, 1996             427.27            140.01           567.28
        Sep. 20, 1997             427.27            173.10           600.37
        Sep. 20, 1998             427.27            208.12           635.39
        Sep. 20, 1999             427.27            245.18           672.45
        Sep. 20, 2000             427.27            284.40           711.67
        Sep. 20, 2001             427.27            325.91           753.18
        Sep. 20, 2002             427.27            369.84           797.11
        Sep. 20, 2003             427.27            416.34           843.61
        Sep. 20, 2004             427.27            465.54           892.81
        Sep. 20, 2005             427.27            517.62           944.89
        Stated Maturity           427.27            572.73         1,000.00

            3. At the option of the Holder and subject to the terms and conditions of the Second Supplemental Indenture, the Company shall purchase the Debentures held by such Holder on September 20, 1996 for a Purchase Price of $567.28 and on September 20, 2001 for a Purchase Price of $753.18, respectively, per $1,000 principal amount at Stated Maturity of such Debentures (equal to the Issue Price plus accrued Original Issue Discount to such date) upon delivery of a Purchase Notice containing the information set forth in the Second Supplemental Indenture and upon surrender of the Debentures to the Paying Agent by the Holder as set forth in the Second Supplemental Indenture. Such Purchase Price may be paid, at the option of the Company, in cash or Sun Common Stock, or any combination thereof, subject to certain conditions set forth in the Second Supplemental Indenture. The Purchase Price received by the Holder will represent at least two components of the Debenture surrendered: (1) a portion of the Purchase Price will be paid as payment of the accrued Original Issue Discount with respect to the Debenture; and (2) all or part of the remainder of the Purchase Price will be paid as repayment of the Issue Price of the Debenture. The accrued Original Issue Discount shall be deemed to be paid rather than canceled, extinguished or forfeited.

            Holders have the right to withdraw any Purchase Notice by delivering to the Paying Agent a written notice of withdrawal prior to the close of business on the Purchase Date in accordance with the provisions of the Second Supplemental Indenture. Any payment of the Purchase Price shall be consummated by the delivery of the consideration to be received by the Holder promptly following the later of the Purchase Date and the date of surrender of the Debenture to be purchased. If money (or securities if permitted under the Indenture) sufficient to pay the Purchase Price of all Debentures or portions thereof to be purchased on the Purchase Date is deposited with the Paying Agent on the Business Day following the Purchase Date, on and after such date Original Issue Discount will cease to accrue on such Debentures (or portions thereof) and the Holder shall have no other rights as such (other than the right to receive the Purchase Price upon surrender of this Debenture).

            4. Notice of redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of Debentures to be redeemed at the Holder's registered address. If money sufficient to pay the Redemption Price of all Debentures (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent on the Redemption Date, on and after such date Original Issue Discount will cease to accrue on such Debentures (or portions thereof). Debentures in denominations larger than $1,000 principal amount at Stated Maturity may be redeemed in part, but only in integral multiples of $1,000.

            5. At the option of the Holder and subject to the terms and conditions of the Second Supplemental Indenture, this Debenture (or any portion hereof the principal amount at Stated Maturity of which is an integral multiple of $1,000) may be surrendered for exchange for shares of Sun Common Stock (calculated to the nearest .001 of a share) at a rate (the "Exchange Rate") of
11.702 shares of Sun Common Stock per $1,000 principal amount at Stated Maturity hereof, subject to such adjustments, if any, of the Exchange Rate, and securities ("Exchange Securities") or other property deliverable upon exchange (the Exchange Securities and such other property collectively, the "Exchange Property") as may be required by the provisions of the Second Supplemental Indenture.

            The Company may, at its option, elect to pay the Cash Exchange Price for Debentures surrendered for exchange in accordance with Section 501 of the Second Supplemental Indenture in lieu of delivering Sun Common Stock, Exchange Securities or Exchange Property for Debentures so surrendered.

            The right to surrender this Debenture for exchange shall terminate at the close of business on September 20, 2006, or if this Debenture or any portion hereof shall be called for redemption pursuant to Paragraph 2, then in respect of any portion so called for redemption, on the Redemption Date (unless in the case of any such redemption) the Company shall default in the payment due upon the redemption hereof, in which case this Debenture may be exchanged after the Redemption Date). A Debenture in respect of which a Holder has delivered a Purchase Notice may be exchanged only if such notice is withdrawn prior to the close of business on the relevant Purchase Date in accordance with the terms of the Second Supplemental Indenture. Except as otherwise expressly provided in the Second Supplemental Indenture, no payment or adjustment shall be made on account of any dividends or interest on Exchange Securities delivered upon such exchange. Upon exchange of this Debenture, the Exchange Property or Cash Exchange Price received by the Holder will represent at least two components of the Debenture surrendered: (1) a portion of the Exchange Property or Cash Exchange Price will be exchanged as payment of the accrued Original Issue Discount with respect to the Debenture; and (2) all or part of the remainder of the Exchange Property or Cash Exchange Price will be exchanged as repayment of the Issue Price of the Debenture. The accrued Original Issue Discount shall be deemed to be paid rather than canceled, extinguished or forfeited. No fractional share shall be delivered upon exchange, but the Escrow Agent on behalf of the Company shall pay a cash adjustment in lieu thereof equal to the current market value of such fractional share computed as provided in the Second Supplemental Indenture.

            To exchange a Debenture, a Holder must (1) complete and sign the exchange notice on the back of the Debenture (or a facsimile thereof), (2) surrender the Debenture to the First National Bank of Boston, as Escrow Agent (herein called the "Escrow Agent", which term includes any successor thereto as escrow agent), (3) furnish appropriate endorsements and transfer documents if required by the Escrow Agent, and (4) pay any transfer or similar tax if required. An exchange shall be deemed to have been effected on the close of business on the Exchange Date, as defined in the Second Supplemental Indenture. Such notice shall be irrevocable. A Holder may exchange a portion of a Debenture only if the portion is $1,000 principal amount at Stated Maturity or an integral multiple of $1,000.

            The Exchange Rate and the amount of Exchange Property deliverable upon exchange are subject to adjustment as set forth in the Second Supplemental Indenture in certain events, including (i) the issuance of securities or the distribution of property (other than cash dividends, except liquidating cash dividends) of the Issuer as a dividend or distribution on any class of Exchange Securities; (ii) subdivisions and combinations of the shares or other units of any class of Exchange Securities; and (iii) certain tender offers, exchange offers, reclassifications, consolidations and mergers. No adjustment in the Exchange Rate will be required unless such adjustment would require a change of at least 1% in the rate then in effect; but any adjustment that would otherwise be required to be made shall be carried forward and taken into account in any subsequent adjustment.

            Nothing in this Debenture shall grant, and the Trustee and the Holders of the Debentures shall not assert, any lien, pledge, charge encumbrance, preferential right or mortgage on, or with respect to, the Exchange Securities or other Exchange Property deliverable upon exchange of the Debentures as security for the Debentures, any other indebtedness or otherwise.

            6. Any Debentures called for redemption, unless surrendered for exchange before the close of business on the Redemption Date, may also be purchased from the Holders of such Debentures at a price not less than the Redemption Price by one or more investment bankers or other purchasers who may agree with the Company to purchase such Debentures from the Holders on the Redemption Date and to exchange them for Exchange Securities or other Exchange Property and to make payment for such Debentures to the Trustee to be held in trust for such Holders.

            7. If an Event of Default with respect to the Debentures shall occur and be continuing, an amount of principal of the Debentures may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to the Issue Price and accrued Original Issue Discount to the date of declaration. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and interest, if any, on the Debentures, shall terminate.

            8. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 66 2/3% in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Debenture shall be conclusive and binding upon such Holder and upon all future Holders of this Debenture and of any Debenture issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debenture.

            9. No reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Debenture at the time, place and rate, and in the coin or currency, herein prescribed.

            10. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Debenture is registrable in the Security Register, upon surrender of this Debenture for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Debenture are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Debentures, of authorized denominations and for the same aggregate principal amount at Stated Maturity, will be issued to the designated transferee or transferees.

            11. The Debentures are issuable only in registered form without coupons in denominations of $1,000 principal amount at Stated Maturity and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Debentures are exchangeable for a like aggregate principal amount at Stated Maturity of Debentures of a different authorized denomination, as requested by the Holder surrendering the same.

            12. No service charge shall be made for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            13. Prior to due presentment of this Debenture for registration of transfer, the Company, the Trustee and any agent of the company or the Trustee may treat the Person in whose name this Debenture is registered as the owner hereof for all purposes, whether or not this Debenture be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

            All terms used in this Debenture which are defined in the Indenture shall have the meanings assigned to them in the Indenture. In the case of terms used in this Debenture which are defined both in the Second Supplemental Indenture and elsewhere in the Indenture, the definition contained in the Second Supplemental Indenture shall govern.

                                 EXCHANGE NOTICE

            To irrevocably exercise the option to exchange this Security (or the portion hereof designated below) for Exchange Property (as defined in the Indenture), check the box:

                                       [ ]

            To exchange only part of this Security, state principal amount at Stated Maturity to be exchanged (all amounts must be $1,000 or a multiple of $1,000):

            ___________________________________________________________
            $
            ___________________________________________________________

            If you want the Exchange Property registered in another person's name or otherwise delivered to another person, fill in the form below:

            _______________________________________________

            _______________________________________________
            (Insert other person's soc. sec. or tax ID no.)

            _______________________________________________

            _______________________________________________

            _______________________________________________

            _______________________________________________

            _______________________________________________
            (Print or type other person's name, address and zip code)

            Date: ___________________________

            Your signature:
            _______________________________________________________
            (Sign exactly as your name appears on the other side of this Security)

                                                                       EXHIBIT B

                            [FORM OF GLOBAL SECURITY]

THE DEBENTURES EVIDENCED BY THIS GLOBAL SECURITY WERE ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. THE EXEMPTION PROVIDED BY RULE 144A UNDER THE ACT MAY BE AVAILABLE TO PERMIT SALE OR TRANSFER OF THE DEBENTURES EVIDENCED BY THIS GLOBAL SECURITY TO QUALIFIED INSTITUTIONAL BUYERS (WITHIN THE MEANING OF RULE 144A) WITHOUT REGISTRATION.

EACH INITIAL OWNER OF A BENEFICIAL INTEREST IN ANY OF THE DEBENTURES EVIDENCED BY THIS GLOBAL SECURITY (INCLUDING ANY PARTICIPANT IN THE DEPOSITORY HOLDING THE GLOBAL SECURITY THAT IS SHOWN AS HOLDING SUCH AN INTEREST ON THE RECORDS OF SUCH DEPOSITARY AND EACH BENEFICIAL OWNER THAT HOLDS THROUGH ANY SUCH PARTICIPANT) REPRESENTS TO THE ISSUER THAT SUCH OWNER WILL NOT SELL OR OTHERWISE TRANSFER SUCH DEBENTURES (WITHOUT CONSENT OF THE ISSUER) PRIOR TO THREE YEARS FROM SEPTEMBER 20, 1991 OTHER THAN (i) TO A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION COMPLYING WITH RULE 144A, (ii) TO A NON-U.S. PERSON IN A TRANSACTION COMPLYING WITH REGULATION S UNDER THE ACT OR (iii) IN A TRANSACTION COMPLYING WITH RULE 144 UNDER THE ACT.

EACH SUBSEQUENT OWNER OF A BENEFICIAL INTEREST IN ANY OF THE DEBENTURES EVIDENCED BY THIS GLOBAL SECURITY (INCLUDING ANY PARTICIPANT IN THE DEPOSITORY HOLDING THE GLOBAL SECURITY THAT IS SHOWN AS HOLDING SUCH AN INTEREST ON THE RECORDS OF SUCH DEPOSITARY AND EACH BENEFICIAL OWNER THAT HOLDS THROUGH ANY SUCH PARTICIPANT) REPRESENTS TO THE ISSUER THAT SUCH OWNER WILL NOT SELL OR OTHERWISE TRANSFER SUCH DEBENTURES (WITHOUT THE CONSENT OF THE ISSUER) PRIOR TO THREE YEARS FROM SEPTEMBER 20, 1991 OTHER THAN PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT OR IN AN OFFSHORE TRANSACTION COMPLYING WITH REGULATION S UNDER THE ACT.

FOR PURPOSES OF SECTION 1273 AND 1275 OF THE INTERNAL REVENUE CODE, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT WITH RESPECT TO EACH $1,000 OF PRINCIPAL AMOUNT OF THE DEBENTURES EVIDENCED BY THIS GLOBAL SECURITY IS $751.47. THE ISSUE DATE IS SEPTEMBER 20, 1991, AND THE YIELD TO MATURITY IS 9.5% (COMPUTED ON A SEMIANNUAL BOND EQUIVALENT BASIS).

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY.

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK

CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IN EXCHANGE FOR THIS SECURITY IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR DEBENTURES IN DEFINITIVE REGISTERED FORM, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

                              EASTMAN KODAK COMPANY

               ZERO COUPON EXCHANGEABLE SENIOR DEBENTURES DUE 2006

                                 GLOBAL SECURITY

            EASTMAN KODAK COMPANY, a corporation duly organized and existing under the laws of the State of New Jersey (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter referred
to), for value received hereby promises to pay to Cede & Co., as the nominee of the Depository Trust Company, or registered assigns, the principal sum at Stated Maturity of the amounts transferred from time to time by Holders of Debentures to the Depositary, less the principal sum at Stated Maturity of amounts exchanged for definitive Debentures or redeemed or repurchased, as indicated on the Schedule of Transfers, Exchanges, Redemptions and Repurchases attached hereto (the "Schedule"), on September 20, 2006, provided, that such principal sum at Stated Maturity shall not exceed $______________.

            The principal of the Debentures evidenced by this Global Security shall not bear interest except in the case of a default in payment of principal or any portion thereof upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal of such Debentures shall bear interest at the rate of 5.75% per anum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal or portion thereof has been made or duly provided for. Interest on any overdue principal shall be payable on demand. Any such interest on overdue principal that is not so paid on demand shall bear interest at the rate of 5.75% per anum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.

            Original Issue Discount (the difference between the Issue Price and the principal amount of the Debentures evidenced by this Global Security at Stated Maturity), in the period during which such Debentures remain Outstanding, shall accrue at 5.75% per anum on a semiannual bond equivalent basis using a 360-day year consisting of twelve 30-day months, commencing on the Issue Date of such Debentures. For Federal income tax purposes, an original issue discount will accrue as described in the legend on the face of this Global Security and the Debentures in definitive form.

            Payment of the principal and any such interest on this Global Security shall be made at the office or agency of the Company maintained for that purpose in The Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

            This Global Security is one of a duly authorized issue of Securities of the Company designated as specified in the title hereof, issued under the Indenture, dated as of January 1, 1988 between the Company and The Bank of New York, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), as supplemented by First Supplemental Indenture, dated as of September 6, 1991 and Second Supplemental Indenture (the "Second Supplemental Indenture"), dated as of September 20, 1991 (the "Indenture"). Reference is hereby made to the Indenture (and all indentures supplemental thereto) and the Debentures in definitive form, as set forth in the Second Supplemental Indenture, for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, and the Holders of the Debentures and of the terms upon which the Debentures are, and are to be, authenticated and delivered.

            This Global Security shall be exchangeable for Debentures in definitive form registered in the names of Persons other than the Depositary or its nominee. To the extent that the Global Security is exchanged pursuant to the preceding sentence, it shall be exchangeable for Debentures registered in such names as the Depositary shall direct.

            Upon any transfer of a Debenture to the Depositary or any exchange, redemption or repurchase of a part of this Global Security, the principal amount at Stated Maturity of any Debenture so transferred or the portion of the principal amount at Stated Maturity hereof so exchanged, redeemed or repurchased, shall be endorsed by the Trustee or its agent on the Schedule, and the principal amount at Stated Maturity hereof shall be increased or reduced, as the case may be, by the amount so transferred, exchanged, redeemed or repurchased.

            Except as otherwise expressly provided in this Global Security, this Global Security shall in all respects be entitled to all benefits, and subject to the same terms and conditions, as definitive Debentures authenticated and delivered under the Indenture. Reference is hereby made to the Indenture in the form of definitive Debenture set forth in the Second Supplemental Indenture for a complete description of the terms and conditions of the Debentures, including this Global Security.

            This Global Security shall be governed by and construed in accordance with the laws of the State of New York.

            All terms used in this Global Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture. In the case of terms used in this Global Security which are defined both in the Second Supplemental Indenture and elsewhere in the Indenture, the definition contained in the Second Supplemental Indenture shall govern.

            Unless the certificate of authentication hereon has been executed by the Trustee by the manual signature of one of its authorized officers, this Global Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

            IN WITNESS WHEREOF, the Company has caused this Global Security to be duly executed under its corporate seal.

                                                        EASTMAN KODAK COMPANY

[SEAL]                                                  By
                                                          ---------------------

Attest:

--------------------

TRUSTEE'S CERTIFICATE OF
AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK
as Trustee

By
   ----------------------
    Authorized Signatory

          SCHEDULE OF TRANSFERS, EXCHANGES, REDEMPTIONS AND REPURCHASES

                Principal amount at                                             Principal amount at
                Stated Maturity            Principal amount at Stated           Stated  Maturity of this
                transferred to the         Maturity exchanged for               Security following any
                Depositary or its          definitive Debentures,               such transfer, exchange       Notation made on
Date Made       nominee (+)                redeemed or repurchased (-)          or repurchase                 behalf of Trustee
-------------   -----------------------    ---------------------------------    -------------------------     ---------------------
-------------   -----------------------    ---------------------------------    -------------------------     ---------------------

-------------   -----------------------    ---------------------------------    -------------------------     ---------------------

-------------   -----------------------    ---------------------------------    -------------------------     ---------------------

-------------   -----------------------    ---------------------------------    -------------------------     ---------------------

-------------   -----------------------    ---------------------------------    -------------------------     ---------------------

-------------   -----------------------    ---------------------------------    -------------------------     ---------------------

-------------   -----------------------    ---------------------------------    -------------------------     ---------------------

-------------   -----------------------    ---------------------------------    -------------------------     ---------------------

-------------   -----------------------    ---------------------------------    -------------------------     ---------------------

-------------   -----------------------    ---------------------------------    -------------------------     ---------------------

-------------   -----------------------    ---------------------------------    -------------------------     ---------------------

-------------   -----------------------    ---------------------------------    -------------------------     ---------------------

-------------   -----------------------    ---------------------------------    -------------------------     ---------------------

-------------   -----------------------    ---------------------------------    -------------------------     ---------------------